                              RESTATED CREDIT AGREEMENT


                                       between


                                    MAGNETEK, INC.
                                       BORROWER


                              NATIONSBANK OF TEXAS, N.A.
                                        AGENT


                                      CIBC INC.,
                         THE FIRST NATIONAL BANK OF CHICAGO,
                      THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                                BANKERS TRUST COMPANY,
                        CREDIT LYONNAIS - NEW YORK BRANCH, and
                            UNION BANK OF CALIFORNIA, N.A.
                                      CO-AGENTS


                                         and


                                   CERTAIN LENDERS
                                       LENDERS

                                     $350,000,000



                                    June 20, 1997

                                  TABLE OF CONTENTS


SECTION 1    DEFINITIONS AND TERMS. . . . . . . . . . . . . . . . . . . . .  1
       1.1   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . .  1
       1.2   Time References. . . . . . . . . . . . . . . . . . . . . . . . 13
       1.3   Other References . . . . . . . . . . . . . . . . . . . . . . . 13
       1.4   Accounting Principles. . . . . . . . . . . . . . . . . . . . . 13

SECTION 2    COMMITMENT . . . . . . . . . . . . . . . . . . . . . . . . . . 13
       2.1   Revolving Facility . . . . . . . . . . . . . . . . . . . . . . 13
       2.2   Borrowing Procedure. . . . . . . . . . . . . . . . . . . . . . 14
       2.3   Letters of Credit. . . . . . . . . . . . . . . . . . . . . . . 14
       2.4   Borrowing Notices and LC Requests. . . . . . . . . . . . . . . 17
       2.5   Termination. . . . . . . . . . . . . . . . . . . . . . . . . . 17

SECTION 3    TERMS OF PAYMENT . . . . . . . . . . . . . . . . . . . . . . . 17
       3.1   Notes and Payments . . . . . . . . . . . . . . . . . . . . . . 17
       3.2   Interest and Principal Payments. . . . . . . . . . . . . . . . 18
       3.3   Interest Options . . . . . . . . . . . . . . . . . . . . . . . 18
       3.4   Quotation of Rates . . . . . . . . . . . . . . . . . . . . . . 18
       3.5   Default Rate . . . . . . . . . . . . . . . . . . . . . . . . . 18
       3.6   Interest Recapture . . . . . . . . . . . . . . . . . . . . . . 18
       3.7   Interest Calculations. . . . . . . . . . . . . . . . . . . . . 18
       3.8   Maximum Rate . . . . . . . . . . . . . . . . . . . . . . . . . 19
       3.9   Interest Periods . . . . . . . . . . . . . . . . . . . . . . . 19
       3.10  Conversions. . . . . . . . . . . . . . . . . . . . . . . . . . 19
       3.11  Order of Application . . . . . . . . . . . . . . . . . . . . . 20
       3.12  Sharing of Payments, Etc.. . . . . . . . . . . . . . . . . . . 20
       3.13  Offset . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
       3.14  Booking Borrowings . . . . . . . . . . . . . . . . . . . . . . 20
       3.15  Basis Unavailable or Inadequate for Eurodollar Rate. . . . . . 21
       3.16  Additional Costs . . . . . . . . . . . . . . . . . . . . . . . 21
       3.17  Change in Laws . . . . . . . . . . . . . . . . . . . . . . . . 22
       3.18  Funding Loss . . . . . . . . . . . . . . . . . . . . . . . . . 22
       3.19  Foreign Lenders, Participants, and Assignees . . . . . . . . . 22

SECTION 4    FEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
       4.1   Treatment of Fees. . . . . . . . . . . . . . . . . . . . . . . 23
       4.2   Fees to Agent and Affiliates . . . . . . . . . . . . . . . . . 23
       4.3   LC Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
       4.4   Commitment Fee . . . . . . . . . . . . . . . . . . . . . . . . 23

SECTION 5    SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
       5.1   Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
       5.2   Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . 24
       5.3   Other Collateral . . . . . . . . . . . . . . . . . . . . . . . 24
       5.4   Further Assurances . . . . . . . . . . . . . . . . . . . . . . 24
       5.5   Release of Collateral. . . . . . . . . . . . . . . . . . . . . 24
       5.6   Existing Guaranties and Security Agreements. . . . . . . . . . 25

SECTION 6    CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . 25
       6.1   Conditions Precedent to Borrowings . . . . . . . . . . . . . . 25
       6.2   Conditions Precedent to Availability of the Incremental
             Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . 26

SECTION 7    REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . 26
       7.1   Purpose and Regulation U . . . . . . . . . . . . . . . . . . . 26
       7.2   Corporate Existence, Good Standing, and Authority. . . . . . . 26
       7.3   Subsidiaries and Names . . . . . . . . . . . . . . . . . . . . 26
       7.4   Authorization and Contravention. . . . . . . . . . . . . . . . 27
       7.5   Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . 27
       7.6   Financials and Existing Debt . . . . . . . . . . . . . . . . . 27
       7.7   Projections. . . . . . . . . . . . . . . . . . . . . . . . . . 27
       7.9   Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . 27
       7.10  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

       7.11  Environmental Matters. . . . . . . . . . . . . . . . . . . . . 28
       7.12  Employee Plans . . . . . . . . . . . . . . . . . . . . . . . . 28
       7.13  Properties; Liens. . . . . . . . . . . . . . . . . . . . . . . 28
       7.14  Government Regulations . . . . . . . . . . . . . . . . . . . . 28
       7.15  Transactions with Affiliates . . . . . . . . . . . . . . . . . 28
       7.16  Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
       7.17  Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
       7.18  Labor Matters. . . . . . . . . . . . . . . . . . . . . . . . . 29
       7.19  Intellectual Property. . . . . . . . . . . . . . . . . . . . . 29
       7.20  Full Disclosure. . . . . . . . . . . . . . . . . . . . . . . . 29

SECTION 8    AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . 29
       8.1   Certain Items Furnished. . . . . . . . . . . . . . . . . . . . 29
       8.2   Use of Credit. . . . . . . . . . . . . . . . . . . . . . . . . 31
       8.3   Books and Records. . . . . . . . . . . . . . . . . . . . . . . 31
       8.4   Inspections. . . . . . . . . . . . . . . . . . . . . . . . . . 31
       8.5   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
       8.6   Payment of Obligation. . . . . . . . . . . . . . . . . . . . . 31
       8.7   Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
       8.8   Maintenance of Existence, Assets, and Business . . . . . . . . 31
       8.9   Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . 31
       8.10  Environmental Matters. . . . . . . . . . . . . . . . . . . . . 32
       8.11  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . 32
       8.12  INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . 32

SECTION 9    NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . 33
       9.1   Payroll Taxes. . . . . . . . . . . . . . . . . . . . . . . . . 34
       9.2   Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
       9.3   [INTENTIONALLY BLANK]. . . . . . . . . . . . . . . . . . . . . 34
       9.4   [INTENTIONALLY BLANK]. . . . . . . . . . . . . . . . . . . . . 34
       9.5   Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
       9.6   Employee Plans . . . . . . . . . . . . . . . . . . . . . . . . 35
       9.7   Transactions with Affiliates . . . . . . . . . . . . . . . . . 35
       9.8   Compliance with Laws and Documents . . . . . . . . . . . . . . 35
       9.9   Investments. . . . . . . . . . . . . . . . . . . . . . . . . . 35
       9.10  Distributions. . . . . . . . . . . . . . . . . . . . . . . . . 35
       9.11  Disposition of Assets. . . . . . . . . . . . . . . . . . . . . 35
       9.12  Mergers, Consolidations, and Dissolutions. . . . . . . . . . . 35
       9.13  Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . 36
       9.14  Fiscal Year; Accounting Methods. . . . . . . . . . . . . . . . 36
       9.15  New Businesses . . . . . . . . . . . . . . . . . . . . . . . . 36
       9.16  Government Regulations . . . . . . . . . . . . . . . . . . . . 36
       9.17  Strict Compliance. . . . . . . . . . . . . . . . . . . . . . . 36

SECTION 10   FINANCIAL COVENANTS. . . . . . . . . . . . . . . . . . . . . . 36
       10.1  Net Worth. . . . . . . . . . . . . . . . . . . . . . . . . . . 36
       10.2  Debt/EBITDA. . . . . . . . . . . . . . . . . . . . . . . . . . 37
       10.3  Interest Coverage. . . . . . . . . . . . . . . . . . . . . . . 37

SECTION 11   DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
       11.1  Payment of Obligation. . . . . . . . . . . . . . . . . . . . . 37
       11.2  Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . 37
       11.3  Debtor Relief. . . . . . . . . . . . . . . . . . . . . . . . . 38
       11.4  Judgments and Attachments. . . . . . . . . . . . . . . . . . . 38
       11.5  Government Action. . . . . . . . . . . . . . . . . . . . . . . 38
       11.6  Misrepresentation. . . . . . . . . . . . . . . . . . . . . . . 38
       11.7  Ownership of Companies . . . . . . . . . . . . . . . . . . . . 38
       11.8  Change of Control of Borrower. . . . . . . . . . . . . . . . . 38
       11.9  Other Funded Debt. . . . . . . . . . . . . . . . . . . . . . . 39
       11.10 SEC Reporting Requirements . . . . . . . . . . . . . . . . . . 39
       11.11 Validity and Enforceability. . . . . . . . . . . . . . . . . . 39
       11.12 Lcs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39



                                         (ii)

SECTION 12   RIGHTS AND REMEDIES. . . . . . . . . . . . . . . . . . . . . . 39
       12.1  Remedies Upon Default. . . . . . . . . . . . . . . . . . . . . 39
       12.2  Company Waivers.   . . . . . . . . . . . . . . . . . . . . . . 40
       12.3  Performance by Agent . . . . . . . . . . . . . . . . . . . . . 40
       12.4  Not in Control . . . . . . . . . . . . . . . . . . . . . . . . 40
       12.5  Course of Dealing. . . . . . . . . . . . . . . . . . . . . . . 40
       12.6  Cumulative Rights. . . . . . . . . . . . . . . . . . . . . . . 40
       12.7  Application of Proceeds. . . . . . . . . . . . . . . . . . . . 41
       12.8  Certain Proceedings. . . . . . . . . . . . . . . . . . . . . . 41
       12.9  Expenditures by Lenders. . . . . . . . . . . . . . . . . . . . 41
       12.10 Diminution in Value of Collateral. . . . . . . . . . . . . . . 41

SECTION 13   AGENT AND LENDERS. . . . . . . . . . . . . . . . . . . . . . . 41
       13.1  Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
       13.2  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
       13.3  Proportionate Absorption of Losses . . . . . . . . . . . . . . 43
       13.4  Delegation of Duties; Reliance . . . . . . . . . . . . . . . . 43
       13.5  Limitation of Agent's Liability. . . . . . . . . . . . . . . . 43
       13.6  Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
       13.7  Collateral Matters . . . . . . . . . . . . . . . . . . . . . . 44
       13.8  Limitation of Liability. . . . . . . . . . . . . . . . . . . . 45
       13.9  Relationship of Lenders. . . . . . . . . . . . . . . . . . . . 45
       13.10 Benefits of Agreement. . . . . . . . . . . . . . . . . . . . . 45

SECTION 14   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . 45
       14.1  Nonbusiness Days . . . . . . . . . . . . . . . . . . . . . . . 45
       14.2  Communications . . . . . . . . . . . . . . . . . . . . . . . . 45
       14.3  Form and Number of Documents . . . . . . . . . . . . . . . . . 46
       14.4  Exceptions to Covenants. . . . . . . . . . . . . . . . . . . . 46
       14.5  Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
       14.6  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . 46
       14.7  Invalid Provisions . . . . . . . . . . . . . . . . . . . . . . 46
       14.8  Amendments, Consents, Conflicts, and Waivers . . . . . . . . . 46
       14.9  Multiple Counterparts. . . . . . . . . . . . . . . . . . . . . 47
       14.10 Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
       14.11 Venue, Service of Process, and Jury Trial. . . . . . . . . . . 49
       14.12 Entirety . . . . . . . . . . . . . . . . . . . . . . . . . . . 49



                                        (iii)

                                SCHEDULES AND EXHIBITS

    Schedule 2.1        -         Lenders and Commitments
    Schedule 2.3        -         Existing LCs
    Schedule 6          -         Closing Documents
    Schedule 7.3        -         Companies and Names
    Schedule 7.9        -         Litigation
    Schedule 7.11       -         Environmental Matters
    Schedule 7.12       -         Employee-Plan Matters
    Schedule 7.15       -         Affiliate Transactions
    Schedule 9.2        -         Permitted Debt
    Schedule 9.5        -         Permitted Liens
    Schedule 9.9        -         Permitted Investments
    Schedule 9.11       -         Divestiture Assets

    Exhibit A           -         Revolving Note
    Exhibit B-1         -         Borrowing Request
    Exhibit B-2         -         Conversion Notice
    Exhibit B-3         -         LC Request
    Exhibit B-4         -         Compliance Certificate
    Exhibit C-1         -         Opinion of General Counsel to Companies
    Exhibit C-2         -         Opinion of Gibson, Dunn & Crutcher
    Exhibit C-3         -         Opinion of Haynes and Boone, L.L.P.
    Exhibit D           -         Assignment and Assumption Agreement
    Exhibit E           -         Existing Guaranty
    Exhibit F           -         Existing Security Agreements




                                         (iv)

                              RESTATED CREDIT AGREEMENT



         THIS AGREEMENT is entered into as of June 20, 1997, between MAGNETEK, INC., a Delaware corporation ("BORROWER"), Lenders (defined below), NATIONSBANK OF TEXAS, N.A., as agent for Lenders, CIBC INC., THE FIRST NATIONAL BANK OF CHICAGO, THE LONG-TERM CREDIT BANK OF JAPAN, BANKERS TRUST COMPANY, CREDIT LYONNAIS - NEW YORK BRANCH, and UNION BANK OF CALIFORNIA, N.A., as Co-Agents for Lenders.

    Borrower and certain financial institutions are party to the Existing
Credit Agreement. Borrower has requested Agent, Co-Agents, and Lenders to enter into this agreement, as a renewal, extension, and entire amendment and restatement of the Existing Credit Agreement, to provide for a revolving credit facility of up to $350,000,000 (the "REVOLVING FACILITY") to be funded by Lenders from time to time in a combination of advances and letters of credit for the purposes and upon the terms and conditions provided in this agreement.

    ACCORDINGLY, for adequate and sufficient consideration, Borrower, Lenders, Agent, and Co-Agents agree that the Existing Credit Agreement is renewed, extended, and entirely amended and restated as follows:

SECTION 1   DEFINITIONS AND TERMS.

    1.1  DEFINITIONS.  As used in the Loan Documents:

    AFFILIATE of a Person means any other individual or entity who directly or indirectly controls, is controlled by, or is under common control with that Person. For purposes of this definition (a) "CONTROL," "CONTROLLED BY," and "UNDER COMMON CONTROL WITH" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or other interests, by contract, or otherwise), and (b) the Companies are "AFFILIATES" of each other.

    AGENT means, at any time, NationsBank of Texas, N.A. -- or its successor or assigns appointed under SECTION 13 -- acting as AGENT for Lenders under the Loan Documents.

    APPLICABLE MARGIN means, for any day, the margin of interest over the Base Rate, or the Eurodollar Rate, as the case may be, that is applicable when the Base Rate or Eurodollar Rate, as applicable, is determined under this agreement.

         (a) The Applicable Margin is subject to adjustment (upwards or downwards, as appropriate) based on the ratio of the Companies' Funded Debt to EBITDA as stated in the table below.

         (b) From the Closing Date through the date that Agent receives the Current Financials and Compliance Certificate for the year ending June 30, 1997, the Applicable Margin is deemed to be 0.75% for Eurodollar Rate Borrowings and 0.00% for Base-Rate Borrowings, and the Applicable Percentage is deemed to be 0.225%.

         (c) After receipt of the Current Financials and Compliance Certificate for the year ending June 30, 1997, the Applicable Margin and Applicable Percentage in effect at any time

    (whether in the middle of an Interest Period or otherwise) are based upon the ratio of the Companies' Funded Debt to EBITDA as determined from the Current Financials and related Compliance Certificate then most recently received by Agent, effective as of the date received by Agent.

         (d) For purposes of the definitions of APPLICABLE MARGIN and APPLICABLE PERCENTAGE, EBITDA is calculated for the Companies' most recently-completed-four-fiscal quarters, and Funded Debt is determined as of the last day of that four-fiscal-quarter period.

         (e) If Borrower fails to timely furnish to Agent any Financials and related Compliance Certificate as required by this agreement, then the maximum Applicable Margin and Applicable Percentage apply from the date those Financials and related Compliance Certificate are required to be delivered and remain in effect until Borrower furnishes them to Agent.

    -----------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------

                                                                         Applicable
                                                                         Margin for     Applicable
              Ratio of Funded Debt to EBITDA                            Eurodollar     Margin for
                                                                            Rate         Base-Rate
                                                                         Borrowings     Borrowings
    -----------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------
     Greater than 3.25 to 1.00                                              1.25%         0.00%
    -----------------------------------------------------------------------------------------------
     Less than or equal to 3.25 to 1.00, but greater than 2.75 to 1.00      1.00%         0.00%
    -----------------------------------------------------------------------------------------------
     Less than or equal to 2.75 to 1.00, but greater than 2.25 to 1.00      0.75%         0.00%
    -----------------------------------------------------------------------------------------------
     Less than or equal to 2.25 to 1.00, but greater than 1.75 to 1.00     0.625%         0.00%
    -----------------------------------------------------------------------------------------------
     Less than or equal to 1.75 to 1.00                                     0.50%         0.00%
    -----------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------

     APPLICABLE PERCENTAGE means, for any day, a commitment-fee percentage applicable under SECTION 4.4, subject to adjustment
(upwards or downwards, as appropriate), based on the ratio of the Companies' Funded Debt to EBITDA, as follows:


    --------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------
              Ratio of Funded Debt to EBITDA                             Applicable Percentage
    --------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------
     Greater than 2.75 to 1.00                                                  0.250%
    --------------------------------------------------------------------------------------------
     Less than or equal to 2.75 to 1.00 but greater than 2.25 to 1.00           0.225%
    --------------------------------------------------------------------------------------------
     Less than or equal to 2.25 to 1.00 but greater than 1.75 to 1.00           0.200%
    --------------------------------------------------------------------------------------------
     Less than or equal to 1.75 to 1.00                                         0.175%
    --------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------

The Applicable Percentage is calculated and determined as further provided in the definition of the term APPLICABLE MARGIN.

    ASSIGNEE is defined in SECTION 14.10(c).

    ASSIGNMENTS is defined in SECTION 14.10(c).

    BASE RATE means, for any day, the greater of EITHER (a) the annual interest rate most recently established by Agent as its general reference rate (which may not necessarily represent the lowest or best rate actually charged to any customer) in effect at its principal office in Dallas, Texas, automatically fluctuating upward and downward without special notice to Borrower or any other Person, OR (b) the SUM of the Federal-Funds Rate PLUS 0.5%.

    BASE-RATE BORROWING means a Borrowing bearing interest at the SUM of the Base Rate PLUS the Applicable Margin.

    BORROWER is defined in the preamble to this agreement.

    BORROWING means any amount disbursed under the Loan Documents by one or more Lenders to or on behalf of Borrower under the Loan Documents, either as an original disbursement of funds, a renewal, extension, or continuation of an amount outstanding, or a payment under an LC.

    BORROWING DATE is defined in SECTION 2.2(a).

    BORROWING REQUEST means a request, subject to SECTION 2.2(A), substantially in the form of EXHIBIT B-1.

    BUSINESS DAY means (a) for purposes of any Eurodollar Rate Borrowing, a day when commercial banks are open for international business in London, England, and (b) for all purposes, any day OTHER THAN Saturday, Sunday, and any other day that commercial banks are authorized by Law to be closed in New York or Texas.

    CAPITAL EXPENDITURES means expenditures made for the acquisition, construction, improvement, or replacement of land, buildings, equipment, or other fixed or capital assets or leaseholds (excluding expenditures properly chargeable to repairs or maintenance).

    CAPITAL LEASE means any capital lease or sublease that is required by GAAP to be capitalized on a balance sheet.

    CAPITALIZATION means -- for any Person, at any time, and without duplication -- the SUM of (a) its stockholders' equity PLUS (b) its Funded Debt.

    CERCLA means the COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, 42 U.S.C. Sections 9601 ET SEQ.

    CLOSING DATE means the date agreed to by Borrower and Agent for the initial Borrowing, which must be a Business Day occurring no later than July 31, 1997.

    CODE means the INTERNAL REVENUE CODE OF 1986.

    COLLATERAL is defined in SECTION 5.2.

    COMMITMENT means, at any time and for any Lender, the amounts (subject to reduction or cancellation as herein provided) stated beside that Lender's name on the most-recently amended SCHEDULE 2.1 PROVIDED THAT, for all purposes under the Loan Documents, such amounts shall be reduced on any date of determination by that Lender's Commitment Percentage of the Incremental Commitment, if the conditions set forth in SECTION 6.2 have not been satisfied.

    COMMITMENT PERCENTAGE means, for any Lender, the proportion (stated as a percentage) that its Commitment bears to the total Commitments of all Lenders.

    COMMITMENT USAGE means, at any time, the SUM of (a) the Principal Debt PLUS
(b) the LC Exposure.

    COMPANIES means (a) at any time, Borrower and each of its Subsidiaries, and
(b) where appropriate in respect of any period unless otherwise provided, includes all of their operations during that period whether discontinued or not.

    COMPLIANCE CERTIFICATE means a certificate substantially in the form of EXHIBIT B-4 and signed by a Responsible Officer.

    CONVERSION NOTICE means a request, subject to SECTION 3.10, substantially in the form of EXHIBIT B-2.

    CURRENT FINANCIALS, unless otherwise specified:

         (a) means EITHER (i) the Companies' consolidated Financials for the year ended June 30, 1996, TOGETHER WITH the Companies' Financials for the nine months ended on March 31, 1997, OR (ii) at any time after annual Financials are first delivered under SECTION 8.1, the Companies' annual Financials then most recently delivered to Lenders under SECTION 8.1(A), TOGETHER WITH the Companies' quarterly Financials then most recently delivered to Lenders under SECTION 8.1(B); but

         (b) does not include the results of operation and cash flows for any Company for the time period before it becomes a member of Borrower's consolidated group.

    DEBT means -- for any person, at any time, and without duplication -- the SUM of (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or similar instruments, (c) all obligations to pay the deferred purchase price of property or services except trade accounts payable arising in the ordinary course of business, (d) all obligations arising under acceptance facilities or facilities for the discount or sale of accounts receivable, (e) all direct or contingent obligations in respect of letters of credit, (f) liabilities secured (or for which the holder of the Debt has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (g) lease obligations that have been (or under GAAP should be) capitalized for financial reporting purposes, PLUS (h) all guaranties, endorsements, and other contingent obligations for Debt of others.

    DEBTOR LAWS means the BANKRUPTCY CODE OF THE UNITED STATES OF AMERICA and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar Laws affecting creditors' Rights.

    DEFAULT is defined in SECTION 11.

    DEFAULT RATE means, for any day, an annual interest rate equal from day to day to the lesser of EITHER (a) the then-existing Base Rate PLUS 2% OR (b) the Maximum Rate.

    DETERMINING LENDERS means, at any time, any combination of Lenders holding (directly or indirectly) AT LEAST EITHER (a) 51% of the total Commitments while there is no Principal Debt or LC

Exposure OR (b) 51% of the Principal Debt PLUS the LC Exposure while there is any Principal Debt or LC Exposure.

    DISTRIBUTION means, with respect to any shares of any capital stock or other equity securities issued by a Person (a) the retirement, redemption, purchase, or other acquisition for value of those securities, (b) the declaration or payment of any dividend on or with respect to those securities,
(c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

    DIVESTITURE ASSETS means the assets described by Company on SCHEDULE 9.11 as that schedule may be modified, dated, executed, and delivered by Borrower to Agent from time to time and all Lenders to remove assets from it but not to add assets to it.

    DOMESTIC means, in respect of any Person, organized under the Laws of -- and domiciled in -- the United States of America or one of its states.

    EBITDA means -- for any Person, for any period, and without duplication -- the SUM of (a) Net Income (without regard to extraordinary items), PLUS (b) to the extent actually deducted in calculating Net Income, Interest Expense, income Taxes, and depreciation and amortization from continuing operations, and (c) MINUS OR PLUS, respectively, any net gains or losses from discontinued operations that are not extraordinary items.

    EMPLOYEE PLAN means any employee-pension-benefit plan (a) covered by TITLE IV of ERISA and established or maintained by Borrower or any ERISA Affiliate (OTHER THAN a Multiemployer Plan) and (b) established or maintained by Borrower or any ERISA Affiliate, or to which Borrower or any ERISA Affiliate contributes, under the Laws of any foreign country.

    ENVIRONMENTAL INVESTIGATION means any environmental site assessment, investigation, audit, compliance audit, or compliance review conducted at any time or from time to time -- whether at the request of Agent or any Lender, upon the order or request of any Tribunal, or at the voluntary instigation of any Company -- concerning any Real Property or the business operations or activities of any Company, including, without limitation (a) air, soil, groundwater, or surface-water sampling and monitoring, and (b) preparation and implementation of any closure or remedial plans.

    ENVIRONMENTAL LAW means any applicable Law that relates to protection of the environment or to the regulation of any Hazardous Substances, including, without limitation, CERCLA, the HAZARDOUS MATERIALS TRANSPORTATION ACT (49 U.S.C. Section 1801 ET SEQ.), the RESOURCE CONSERVATION AND RECOVERY ACT (42 U.S.C. Section 6901 ET SEQ.), the CLEAN WATER ACT (33 U.S.C. Section 1251 ET SEQ.), the CLEAN AIR ACT (42 U.S.C. Section 7401 ET SEQ.), the TOXIC SUBSTANCES CONTROL ACT (15 U.S.C. Section 2601 ET SEQ.), the FEDERAL INSECTICIDE, FUNGICIDE, AND RODENTICIDE ACT (7 U.S.C. Section 136 ET SEQ.), the EMERGENCY PLANNING AND COMMUNITY RIGHT-TO-KNOW ACT (42 U.S.C. Section 11001 ET SEQ.), the SAFE DRINKING WATER ACT (42 U.S.C. Section 201 AND Section 300F ET SEQ.), the RIVERS AND HARBORS ACT (33 U.S.C. Section 401 ET SEQ.), the OIL POLLUTION ACT (33 U.S.C. Section 2701 ET SEQ.), analogous state and local Laws, and any analogous future enacted or adopted Law.

    ENVIRONMENTAL LIABILITY means any liability, loss, fine, penalty, charge, lien, damage, cost, or expense of any kind to the extent that it results
(a) from the violation of any Environmental Law, (b) from the Release or threatened Release of any Hazardous Substance, or (c) from actual or threatened damages to natural resources.

    ENVIRONMENTAL PERMIT means any permit, or license, from any Person defined in CLAUSE (a) of the definition of Tribunal that is required under any Environmental Law for the lawful conduct of any business, process, or other activity.

    ERISA means the EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974.

    ERISA AFFILIATE means any Person that, for purposes of TITLE IV of ERISA, is a member of Borrower's controlled group or is under common control with Borrower within the meaning of SECTION 414 of the Code (which provisions are deemed by this agreement to apply to Foreign Persons).

    EURODOLLAR RATE means (for 1, 2, 3, and 6 month Interest Period options) the annual interest rate (rounded upwards, if necessary, to the nearest 1/100 of one percent) that appears on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 a.m. (London time) two Business Days before the first day of the applicable Interest Period for a term comparable to that Interest Period. If for any reason that rate is not available, the term Eurodollar Rate shall mean (for 1, 2, 3, and 6 month Interest Period options) the annual interest rate (rounded upwards, if necessary, to the nearest 1/100 of one percent) that appears on Reuters Screen LIBO Page as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 a.m. (London time) two Business Days before the first day of the applicable Interest Period for a term comparable to that Interest Period, PROVIDED THAT, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of one percent).

    EURODOLLAR RATE BORROWING means a Borrowing bearing interest at the SUM of the Eurodollar Rate PLUS the Applicable Margin.

    EXISTING CREDIT AGREEMENT means the Credit Agreement dated as of March 30, 1995, as amended through the date of this agreement, between Borrower, certain lenders (including one or more Lenders under this agreement), and, acting as AGENT for those lenders, NationsBank of Texas, N.A., providing for extensions of credit to Borrower of up to $170,000,000.

    EXISTING GUARANTY is defined in SECTION 5.6(a) and is attached hereto as EXHIBIT E.

    EXISTING LCS means the one or more letters of credit issued by Agent, any of Agent's Affiliates, or any "ISSUING LENDER" under the Existing Credit Agreement for the account of Borrower before the date of this agreement and that are described on SCHEDULE 2.3.

    EXISTING-LC EXPOSURE means the total undrawn and face amount of the Existing LCs.

    EXISTING SECURITY AGREEMENTS are defined in SECTION 5.6(b) and are attached hereto as EXHIBIT F.

    FEDERAL-FUNDS RATE means, for any day, the annual rate (rounded upwards, if necessary, to the nearest 0.01%) determined (which determination is conclusive and binding, absent manifest error) by Agent to be equal to (a) the weighted average of the rates on overnight federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers on that day, as published by the Federal Reserve Bank of New York on the next Business Day, or
(b) if those rates are not published for any day, the average of the quotations at approximately 10:00 a.m. received by Agent from three federal-funds brokers of recognized standing selected by Agent in its sole discretion.

    FINANCIALS of a Person means balance sheets, profit and loss statements, reconciliations of capital and surplus, and statements of cash flow prepared
(a) according to GAAP (subject to year end audit adjustments with respect to interim Financials) and (b) except as stated in SECTION 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year or other relevant period, as applicable.

    FOREIGN means, in respect of any Person, organized under the Laws of a jurisdiction OTHER THAN -- or domiciled outside of -- the United States of America or one of its states.

    FUNDED DEBT means -- for any Person, at any time, and without duplication -- the SUM of (a) the principal amount of all Debt for borrowed money, (b) the total amount capitalized on the balance sheet of that Person with respect to Capital Leases, PLUS (c) Debt under acceptance facilities or facilities for the discount or sale of accounts receivable.

    FUNDING LOSS means any loss, expense, or reduction in yield (but not any Applicable Margin) that any Lender reasonably incurs because (a) Borrower fails or refuses (for any reason whatsoever OTHER THAN a default by Agent or that Lender claiming that loss, expense, or reduction in yield) to take any Borrowing that it has requested under this agreement, or (b) Borrower prepays or pays any Borrowing or converts any Borrowing to a Borrowing of another Type, in each case, other than on the last day of the applicable Interest Period.

    GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

    GUARANTY means a guaranty substantially in the form of EXHIBIT B to the Existing Credit Agreement.

    HAZARDOUS SUBSTANCE means any substance that is designated, defined, classified, or regulated as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, or toxic or hazardous substance under any Environmental Law, including, without limitation, any hazardous substance within the meaning of Section 101(14) of CERCLA.

    HEDGING AGREEMENT means, for any Person, any present or future, whether master or single, agreement, document or instrument providing for -- or constituting an agreement to enter into (a) commodity hedges in the normal course of business in accordance with prior practices of that Person before the date of this agreement for purposes of hedging material purchases, (b) foreign-currency swaps never exceeding a total notional sum of $100,000,000, (c) interest-rate swaps never exceeding a total notional sum of $250,000,000, and
(d) interest-rate-hedging products involving payment premium for which that Person has no future liability.

    INCREMENTAL COMMITMENT means that portion of the Commitment not available to be borrowed and reborrowed prior to the satisfaction of the conditions set forth in SECTION 6.2, which Incremental Commitment is equal to $30,000,000.

    INTEREST EXPENSE means -- for any Person, for any period, and without duplication -- all interest on Funded Debt allocated to continuing operations, whether paid in cash or accrued as a liability and payable in cash during any subsequent period (including, without limitation, the interest component of Capital Leases), as determined by GAAP.

    INTEREST PERIOD is determined under SECTION 3.9.

    INVESTMENT means, in respect of any Person, any loan, advance, extension of credit, or capital contribution to that Person, any investment in that Person, or any purchase or commitment to purchase any equity securities or Debt issued by that Person or substantially all of the assets or a division or other business unit of that Person.

    ISSUING LENDER means any Lender, or any of its Affiliates, that issues an LC under this agreement.

    LAWS means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Tribunal.

    LC means a documentary or standby letter of credit issued for the account of Borrower by an Issuing Lender under this agreement and under an LC Agreement.

    LC AGREEMENT means a letter of credit application and agreement (in form and substance satisfactory to Agent) submitted and executed by Borrower to the Issuing Lender for an LC for the account of Borrower.

    LC EXPOSURE means, without duplication, the SUM of (a) the total face amount of all undrawn and uncancelled LCs PLUS (b) the total unpaid reimbursement obligations of Borrower under drawings under any LC.

    LC REQUEST means a request substantially in the form of EXHIBIT B-3.

    LC SUBFACILITY means a subfacility of the Revolving Facility for the issuance of LCs, as described in SECTION 2.3, under which the LC Exposure may never (a) EXCEED $40,000,000 and (b) together with Principal Debt, EXCEED the total Commitments.

    LENDER LIEN means any present or future Lien (subject only to any applicable Permitted Lien) securing the Obligation and assigned, conveyed, or granted to or created in favor of Agent for the benefit of Lenders.

    LENDERS means the financial institutions -- including, without limitation, Agent (possibly acting through one or more of its Affiliates for LCs) in respect of its share of Borrowings and LCs -- named on SCHEDULE 2.1 or on the most-recently-amended SCHEDULE 2.1, if any, delivered by Agent under this agreement, and, subject to this agreement, their respective successors and permitted assigns (but not any Participant who is not otherwise a party to this agreement).

    LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners (OTHER THAN title of the lessor under an operating lease).

    LITIGATION means any action by or before any Tribunal.

    LOAN DOCUMENTS means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement, (b) all agreements, documents, and instruments in favor of Agent or Lenders (or Agent on behalf of Lenders) ever delivered under this agreement or otherwise delivered in connection with all or any part of the Obligation (OTHER THAN Assignments), (c) all LCs and

LC Agreements, (d) the letter agreement described in SECTION 4.2, and (e) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

    MAGNETEK EUROPE means MagneTek Europe, N.V., a Netherlands company in liquidation that as of the date hereof, except as reflected on SCHEDULE 7.3, directly or indirectly owns all of the issued and outstanding capital stock or other equity securities of every Subsidiary organized under the Laws of, or domiciled in, any European nation.

    MATERIAL ADVERSE EVENT means any circumstance or event that, individually or collectively, is reasonably expected to result (at any time before the Commitments are fully cancelled or terminated and the Obligation is fully paid and performed) in any (a) material impairment of (i) the ability of Borrower to perform any of its payment or other material obligations under any Loan Document, (ii) the Restricted Companies as a whole to perform any of their payment or other material obligations under any Loan Document, or (iii) the ability of Agent or any Lender to enforce any of those obligations or any of their respective Rights under the Loan Documents, (b) material and adverse effect on the financial condition of the Companies as a whole as represented to Lenders in the Current Financials most recently delivered before the date of this agreement or (c) Default or Potential Default.

    MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for a Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Law, that Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

    MULTIEMPLOYER PLAN means a multiemployer plan as defined in SECTIONS 3(37) OR 4001(A)(3) of ERISA or SECTION 414(F) of the Code (or any similar type of plan established or regulated under the Laws of any foreign country) to which Borrower or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

    NET INCOME of any Person means that Person's profit or loss after deducting its Tax expense.

    NET WORTH means -- at any time and for any Person -- the SUM of (i) its stockholders' equity, PLUS (ii) in the case of Borrower, amounts not EXCEEDING $10,000,000 in the aggregate excluded from stockholders' equity under GAAP relating to the purchase of Borrower's capital stock by or on behalf of a trust or similar vehicle for the purpose of funding employee benefit plans of Borrower.

    NOTES means all of the Revolving Notes.

    1933 ACT means the SECURITIES ACT OF 1933.

    1934 ACT means the SECURITIES EXCHANGE ACT OF 1934.

    OBLIGATION means all present and future (a) debts, liabilities, and obligations of any Company to Agent, any Lender, any Issuing Lender, or NationsBanc Capital Markets, Inc., and related to any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (b) Debts, liabilities, or obligations owed by any Company to any Lender or its one or more Affiliates under any agreement, document, or instrument described in CLAUSES (c) or (d) of the definition of Hedging Agreement to the extent relating to interest payable under this agreement, and (c) renewals, extensions, restatements, and modifications of any of the foregoing.

    OSHA means the OCCUPATIONAL SAFETY AND HEALTH ACT OF 1970, 29 U.S.C.
Section 651 ET SEQ.

    PARTICIPANT is defined in SECTION 14.10(b).

    PBGC means the Pension Benefit Guaranty Corporation.

    PERMITTED ACQUISITION means EITHER the formation or acquisition (which, subject to SECTION 9.12, may be by merger) by any Restricted Company of a Subsidiary that is or is to become a Restricted Company OR the acquisition by any Restricted Company of substantially all the assets or a division or other business unit of another Person if in either case:

         (a) no Default or Potential Default exists or would exist as a result of that formation or acquisition;

         (b) such formation or acquisition is within any of the Restricted Companies' current lines business of -- or directly or indirectly related to -- the manufacture, developing, marketing, or servicing of electrical equipment products or ancillary technologies in any form;

         (c) at least 15 days before such formation or acquisition, Borrower gives to Agent and Lenders a written description of such formation or acquisition, which includes a reasonably detailed calculation of -- and description of the funding sources, if applicable, for -- the total investment or purchase price involved (including, without limitation, all Debt for which the acquired Person is to remain obligated and what portion of it, if any, that is to be guaranteed, assumed, or paid -- through merger or otherwise -- by any other Restricted Company);

         (d) the total of all Investments and purchase price involved in all such formations and acquisitions (other than as provided in SUBSECTION (e) below) -- including, without limitation or duplication, any Funded Debt to be guaranteed, assumed, or paid by any Restricted Company other than Debt owed by the Restricted Company being formed for which no other Restricted Company has any obligation whatsoever but excluding any portion of any purchase price paid through the issuance of Borrower's equity that is not mandatorily redeemable -- during any fiscal year of Borrower does not exceed $50,000,000;

         (e) the total of all Investments and purchase price involved in all of those formations and acquisitions paid by any Restricted Company, during any fiscal year of Borrower, through the issuance of Borrower's equity that is not mandatorily redeemable does not exceed $25,000,000;

         (f) the board of directors of the Person to be acquired has not notified any Company that it opposes the offer by any Company to acquire that Person and that opposition has not been withdrawn;

         (g) any new Subsidiary resulting from that formation or acquisition complies with SECTIONS 5.1 and 5.2 and its capital stock or other equity securities become subject to Lender Liens as required by SECTION 5.2 EXCEPT to the extent of any exceptions in those provisions;

         (h) the Companies execute and deliver such other documents and take such action as any Lender may reasonably request in order to effect the provisions of the Loan Documents; and

         (i) concurrently with the closing of that formation or acquisition, Borrower provides Agent and Lenders with a certificate of a Responsible Officer certifying that all the conditions in this definition have been fulfilled for that formation or acquisition to be -- and it is -- a "PERMITTED ACQUISITION."

    PERMITTED DEBT means Debt described on SCHEDULE 9.2.

    PERMITTED LIENS means the Liens described on SCHEDULE 9.5.

    PERSON means any individual, entity, or Tribunal.

    POTENTIAL DEFAULT means any event's occurrence or any circumstance's existence that would -- upon any required notice, time lapse, or both -- become a Default.

    PREDECESSOR means any Person for whose obligations and liabilities any Company is reasonably expected to be liable as the result of any merger, DE FACTO merger, stock purchase, asset purchase or divestiture, combination, joint venture, investment, reclassification, or other similar business transaction.

    PRINCIPAL DEBT means, at any time, the unpaid principal balance of all Borrowings.

    PROJECTIONS means the financial projections for the Companies in the Confidential Information Memorandum furnished to Lenders in June 1997.

    PRO RATA and PRO RATA PART mean, at any time and for any Lender, the proportion (stated as a percentage) that the Principal Debt owed to it bears to the total Principal Debt owed to all Lenders.

    REAL PROPERTY means any land, buildings, fixtures, and other improvements to land now or in the future directly or indirectly owned by any Restricted Company, leased to or otherwise operated by any Restricted Company, or subleased by any Restricted Company to any other Person.

    REFINANCED DEBT means Debt evidenced by or arising in connection with Borrower's 10-3/4% Senior Subordinated Debentures Due 1998 in the outstanding principal amount of approximately $109,225,000.

    RELEASE means any "RELEASE" as defined under any Environmental Law.

    RELEASE EVENT means the conversion to equity that is not mandatorily redeemable of at least $70,000,000 of Borrower's $75,000,000 (par value), 8% Convertible Subordinated Notes Due 2001.

    RELEASE RATINGS means that Borrower's Senior Debt has received an actual or implied rating of BOTH (a) BBB- or better by Standard & Poors Corporation AND
(b) BAA3 or better by Moody's Investor Service, Inc.

    REPRESENTATIVES means representatives, officers, directors, employees, accountants, attorneys, and agents.

    RESERVE REQUIREMENT means, for any Eurodollar Rate Borrowing and for the relevant Interest Period, the total reserve requirements (including all basic, supplemental, emergency, special, marginal, and other reserves required by applicable Law) actually applicable to Agent's eurocurrency fundings or liabilities as of the first day of that Interest Period.

    RESPONSIBLE OFFICER means Borrower's chairman, president, chief executive officer, chief financial officer, or treasurer.

    RESTRICTED COMPANY means Borrower and each other Company that is not an Unrestricted Company.

    REVOLVING FACILITY is defined in the recitals to this agreement and includes the LC Subfacility.

    REVOLVING NOTE means one of the promissory notes substantially in the form of EXHIBIT A-1, as renewed, extended, amended, or restated.

    RIGHTS means rights, remedies, powers, privileges, and benefits.

    SEC means the Securities and Exchange Commission.

    SECURITY AGREEMENT means a Security Agreement in substantially the form of EXHIBIT C to the Existing Credit Agreement.

    SENIOR DEBT means, at any time, the Companies' consolidated Funded Debt OTHER THAN the Subordinated Debt.

    SOLVENT means, as to any Person, that (a) the aggregate fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

    STATED-TERMINATION DATE means June 20, 2002.

    SUBORDINATED DEBT, at any time, means (a) the Refinanced Debt, (b) Borrower's 8% Convertible Subordinated Notes Due 2001 in the principal amount of $75,000,000 (the "EXISTING-SUBORDINATED DEBT"), (c) other than the Obligation, any Debt, whether to repurchase or redeem any existing-Subordinated Debt, or otherwise, SO LONG AS that Debt (i) is subject to subordination, payment blockage, and standstill provisions at least as favorable to Lenders as those contained in the Refinanced Debt, (ii) is subject to representations, covenants, events of default, and other provisions no more onerous to Borrower than those contained in this agreement, and (iii) does not have any scheduled or mandatory principal or sinking fund payment due before August 31, 2002, and (d) Debt that complies with CLAUSE (c)(i), above and is upon terms and conditions otherwise reasonably acceptable to Determining Lenders.

    SUBSIDIARY of any Person means any entity of which more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person. Unless otherwise specified or the context otherwise requires, "SUBSIDIARY" refers to a Subsidiary of Borrower.

    TAXES means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises, or assets.

    TERMINATION DATE means the earlier of EITHER (a) the Stated-Termination Date OR (b) the effective date that Lenders' commitments to lend and issue LCs under this agreement are fully cancelled or terminated.

    TRIBUNAL means any (a) local, state, territorial, federal, or foreign judicial, executive, regulatory, administrative, legislative, or governmental agency, board, bureau, commission, department, or other instrumentality,
(b) private arbitration board or panel, or (c) central bank.

    TYPE means any type of Borrowing determined with respect to the applicable interest option.

    UNRESTRICTED COMPANY means (a) each Company that has no assets other than its name and conducts no operations, (b) each of MagneTek Credit Corporation, MagneTek Leasing Corporation, MagneTek National Electric Coil, Inc., MagneTek Airport Systems, Inc., MagneTek Controls, Inc., and MagneTek Tempe, Inc., (c) each Foreign Company OTHER THAN (i) MagneTek Europe, and (ii) from the date such Companies become direct Subsidiaries of Borrower, each of MagneTek Service (U.K.) Limited, MagneTek S.p.A., and MagneTek Deteiligungsgesellschaft (Deutschland Holding) GmbH, and (d) Companies acquired by other Unrestricted Companies.

    WORKING CAPITAL means -- for any Person and at any time -- the SUM of (a) current assets MINUS (b) current liabilities.

    1.2  TIME REFERENCES.  Unless otherwise specified, in the Loan Documents
(a) time references (E.G., 10:00 a.m.) are to time in Dallas, Texas, and (b) in calculating a period from one date to another, the word "FROM" means "FROM AND INCLUDING" and the word "TO" or "UNTIL" means "TO BUT EXCLUDING."

    1.3  OTHER REFERENCES.  Unless otherwise specified, in the Loan Documents
(a) where appropriate, the singular includes the plural and VICE VERSA, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "TELECOPY," "FACSIMILE," "FAX," or similar terms are to facsimile or telecopy transmissions,
(f) references to "INCLUDING" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and
(j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

    1.4 ACCOUNTING PRINCIPLES. Unless otherwise specified, in the Loan Documents (a) GAAP determines all accounting and financial terms, (b) GAAP in effect on the date of this agreement determines compliance with financial covenants, (c) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, and (d) while Borrower has any consolidated Subsidiaries (i) all accounting and financial terms and compliance with reporting covenants must be on a consolidated basis, as applicable, and
(ii) compliance with financial covenants must be on a consolidated basis.

SECTION 2 COMMITMENT. Subject to the provisions in the Loan Documents, each Lender severally but not jointly agrees to extend credit to Borrower under the Revolving Facility in accordance with the following provisions.

    2.1 REVOLVING FACILITY. Each Lender severally but not jointly agrees to lend to Borrower that Lender's Commitment Percentage of requested or required Borrowings under the Revolving Facility which Borrower may borrow, repay, and reborrow under this agreement SUBJECT TO the following conditions:

         (a) Each Borrowing may only occur on a Business Day on or after the Closing Date and before the Termination Date;

         (b) Each Borrowing may only be $500,000 or a greater integral multiple of $100,000 if a Base-Rate Borrowing or $5,000,000 or a greater integral multiple of $1,000,000 if a Eurodollar Rate Borrowing; and

         (c)  The Commitment Usage MAY NEVER EXCEED the total Commitments.

The Revolving Facility is a renewal and extension of the "REVOLVING FACILITY" under the Existing Credit Agreement.

    2.2  BORROWING PROCEDURE.  The following procedures apply to Borrowings:

         (a) BORROWING REQUEST. Borrower may request a Borrowing by making or delivering a Borrowing Request (that may be telephonic if confirmed in writing within two Business Days) to Agent, which is irrevocable and binding on Borrower, stating the Type, amount, and Interest Period (for Eurodollar Rate Borrowing only) for each Borrowing and which must be received by Agent no later than (i) 10:00 a.m. on the second Business Day before the date on which funds are requested (the "BORROWING DATE") for any Eurodollar Rate Borrowing, or (ii) 11:00 a.m. on the Borrowing Date for any Base-Rate Borrowing. Agent shall promptly on the day received notify each Lender of any Borrowing Request.

         (b) FUNDING. Each Lender shall remit its Commitment Percentage of each requested Borrowing to Agent's principal office in Dallas, Texas, in funds that are available for immediate use by Agent by 2:00 p.m. on the applicable Borrowing Date. Subject to receipt of those funds, Agent shall (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by the requisite Lenders under SECTION 14.8) make those funds available to Borrower by (at Borrower's option) (i) wiring the funds to or for the account of Borrower at the direction of Borrower or (ii) depositing the funds in Borrower's account with Agent.

         (c) FUNDING ASSUMED. Absent contrary written notice from a Lender, Agent may assume that each Lender has made its Commitment Percentage of the requested Borrowing available to Agent on the applicable Borrowing Date, and Agent may, in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount. If a Lender fails to make its Commitment Percentage of any requested Borrowing available to Agent on the applicable Borrowing Date, Agent may recover the applicable amount on demand, (i) from that Lender TOGETHER WITH interest, commencing on the Borrowing Date and ending on (but excluding) the date Agent recovers the amount from that Lender, at an annual interest rate equal to the Federal-Funds Rate, or (ii) if that Lender fails to pay its amount upon demand, then from Borrower. No Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing available as required by SECTION 2.2(B); however, failure of any Lender to make its Commitment Percentage of any Borrowing so available does not excuse any other Lender from making its Commitment Percentage of any Borrowing so available.

    2.3  LETTERS OF CREDIT.

         (a) CONDITIONS. Subject to the terms and conditions of this agreement and only to the extent and total amount that a Lender is willing to issue LCs, each such Lender agrees, if requested by Borrower, to issue LCs upon Borrower's making or delivering an LC Request and delivering an LC Agreement, both of which must be received by Agent and the Issuing Lender no later than the second Business Day before the Business Day on which the requested LC is to be issued, SO LONG AS (i) no LC may expire after a date three Business
    Days before the Stated-Termination Date, (ii) the LC Exposure does not exceed the limitations in the definition of LC Subfacility, (iii) no Lender's LC Exposure may exceed its Commitment, and (iv) the limitation in SECTIONS 2.1(c) is not exceeded. The Existing LC Exposure is renewed under this agreement and shall be included in any calculation of LC Exposure.

         (b) PARTICIPATION. Immediately upon an Issuing Lender's issuance of any LC, that Issuing Lender shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from that Issuing Lender, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage in the LC and all applicable Rights of that Issuing Lender in the LC -- OTHER THAN Rights to receive certain fees provided in SECTION 4.3 to be for that Issuing Lender's sole account.

         (c) REIMBURSEMENT OBLIGATION. To induce each Issuing Lender to issue and maintain LCs, and to induce Lenders to participate in issued LCs, Borrower agrees to pay or reimburse each Issuing Lender (i) on the first Business Day after an Issuing Lender notifies Agent and Borrower that it has made payment under a LC, the amount paid by that Issuing Lender and
    (ii) within five Business Days after demand, the amount of any additional fees Issuing Lender customarily charges for amending LC Agreements, for honoring drafts under LCs, and for taking similar action in connection with letters of credit. If Borrower has not reimbursed that Issuing Lender for any drafts paid by the date on which reimbursement is required under this section, then Agent is irrevocably authorized to fund Borrower's reimbursement obligations as a Base-Rate Borrowing if proceeds are available under the Revolving Facility and if the conditions in this agreement for such a Borrowing (OTHER THAN any notice requirements or minimum funding amounts) have, to Agent's knowledge, been satisfied. The proceeds of that Borrowing shall be advanced directly to that Issuing Lender to pay Borrower's unpaid reimbursement obligations. If funds cannot be advanced under the Revolving Facility, then Borrower's reimbursement obligation shall constitute a demand obligation. Borrower's obligations under this section are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that Borrower may have at any time against any Issuing Lender or any other Person. From the date that an Issuing Lender pays a draft under a LC until Borrower either reimburses or is obligated to reimburse that Issuing Lender for that draft under this section, the amount of that draft bears interest payable to that Issuing Lender at the rate then applicable to Base-Rate Borrowings. From the due date of the respective amounts due under this section, to the date paid (including any payment from proceeds of a Base-Rate Borrowing), unpaid reimbursement amounts accrue interest that is payable on demand at the Default Rate.

         (d) GENERAL. The applicable Issuing Lender shall promptly notify Agent and Borrower of the date and amount of any draft presented for honor under any LC (but failure to give notice will not affect Borrower's obligations under this agreement). That Issuing Lender shall pay the requested amount upon presentment of a draft unless presentment on its face does not comply with the terms of the applicable LC, regardless of whether
    (i) any default or potential default that exists under any other agreement and (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and that Issuing Lender is not liable for any of those obligations). Borrower's reimbursement obligations to that Issuing Lender and Lenders, and each Lender's obligations to that Issuing Lender, under this section are absolute and unconditional irrespective of, and that Issuing Lender is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged),
    (ii) any
    dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other Rights against that Issuing Lender, any Lender, or any other Person, or (iii) the occurrence of any Potential Default or Default. However, nothing in this agreement constitutes a waiver of Borrower's Rights to assert any claim or defense based upon the gross negligence or willful misconduct of any Lender. The Issuing Lender shall promptly pay to Agent for Agent to promptly distribute reimbursement payments received from Borrower to all Lenders according to their Pro Rata Part.

         (e) OBLIGATION OF LENDERS. If Borrower fails to reimburse an Issuing Lender as provided in SECTION 2.3(c) by the date on which reimbursement is due under that section, and funds cannot be advanced under the Revolving Facility to satisfy the reimbursement obligations, then Agent shall promptly notify each Lender of Borrower's failure, of the date and amount paid, and of each Lender's Commitment Percentage of the unreimbursed amount. Each Lender shall promptly and unconditionally make available to Agent in immediately available funds its Commitment Percentage of the unpaid reimbursement obligation, subject to the limitations of SECTION 2.1(C). Funds are due and payable to Agent before the close of business on the Business Day when Agent gives notice to each Lender of Borrower's reimbursement failure (if notice is given before 1:00 p.m.) or on the next succeeding Business Day (if notice is given after 1:00 p.m.). All amounts payable by any Lender accrue interest after the due date at the Federal-Funds Rate from the day the applicable draft or draw is paid by Agent to (but not including) the date the amount is paid by the Lender to Agent. Upon receipt of those funds, Agent shall make them available to the Issuing Lender.

         (f) DUTIES OF ISSUING LENDER. Each Issuing Lender agrees with each Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Lender and Borrower agree that, in paying any draft under any LC, no Issuing Lender has any responsibility to obtain any document (OTHER THAN any documents expressly required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither any Issuing Lender nor its Representatives will be liable to any Lender or any Company for any LC's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by any Issuing Lender or any of its Representatives in connection with any LC, applicable drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Laws and in accordance with the standards of care specified in the UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 (as amended or modified), is binding upon the Companies and Lenders and, except as provided in Section 2.4(e), does not place that Issuing Lender or any of its Representatives under any resulting liability to any Company or any Lender. Any action taken or omitted or to be taken by Agent, any Co-Agent, or any Issuing Lender in connection with any LC if taken or omitted in the absence of gross negligence or willful misconduct shall not create for Agent, any Co-Agent, or such Issuing Lender any resulting liability to any other Lender or any Company.

         (g) CASH COLLATERAL. On the Termination Date and if requested by Determining Lenders while a Default exists, Borrower shall provide Agent, for the benefit of Lenders, cash collateral in an amount equal to the then-existing LC Exposure.

         (h) INDEMNIFICATION. BORROWER SHALL PROTECT, INDEMNIFY, PAY, AND SAVE AGENT, CO-AGENTS, EACH ISSUING LENDER, AND EACH OTHER LENDER, AND THEIR RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS,

    DEMANDS, LIABILITIES, DAMAGES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC, ANY DISPUTE ABOUT IT, OR THE FAILURE OF ANY ISSUING LENDER TO HONOR A DRAW REQUEST UNDER ANY LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE TRIBUNAL. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE FOREGOING INDEMNITY PROVISION IS SUBJECT TO THE PROVISIONS OF SECTION 8.12

         (i) LC AGREEMENTS. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this agreement, drafts under each LC are part of the Obligation, only the events specified in this agreement as a Default shall constitute a default under any LC, and the terms of this agreement control any conflict between the terms of this agreement and any LC Agreement.

    2.4 BORROWING NOTICES AND LC REQUESTS. Each Borrowing Request (whether telephonic or written) and LC Request constitutes a representation and warranty by Borrower that as of the Borrowing Date or the date of issuance of the requested LC, as the case may be, that all of the conditions precedent in
SECTION 6 have been satisfied.

    2.5  TERMINATION.    Borrower may -- upon giving at least five Business
Days prior written and irrevocable notice to Agent -- terminate all or part of the Revolving Facility. Each partial termination must be in an amount of not less than $10,000,000 or a greater integral multiple of $1,000,000, must be ratable in accordance with each Lender's Commitment Percentage, and the amount of the aggregate Commitments may not be reduced below the Commitment Usage. At the time of any termination, Borrower shall pay to Agent, for the account of each Lender, as applicable, all accrued and unpaid fees under this agreement, the interest attributable to the amount of that reduction, and any related Funding Loss. Any part of the Commitments that are terminated may not be reinstated.

SECTION 3  TERMS OF PAYMENT.

    3.1  NOTES AND PAYMENTS.

         (a) NOTES. Principal Debt is evidenced by the Revolving Notes, one payable to each Lender in the stated amount of its Commitment.

         (b) PAYMENT. Borrower must make each payment and prepayment on the Obligation to Agent's principal office in Dallas, Texas in immediately available funds by 1:00 p.m. on the day due; otherwise, but subject to
    SECTION 3.8, those funds continue to accrue interest as if they were received on the next Business Day. Agent shall promptly pay to each Lender the part of any payment or prepayment to which that Lender is entitled under this agreement on the same day Agent receives the funds from Borrower.

         (c) PAYMENT ASSUMED. Unless Agent has received notice from Borrower prior to the date on which any payment is due under this agreement that Borrower will not make that payment in full, Agent may assume that Borrower has made the full payment due and Agent may, in reliance upon that assumption, cause to be distributed to each Lender on that date the amount then due to each Lender. If and to the extent Borrower does not make the full payment due to Agent, each Lender shall repay to Agent on demand the amount distributed to that Lender by Agent together with interest for each day from the date that Lender received payment from Agent until the date that Lender repays Agent (unless such repayment is made on the same day as such distribution), at an interest rate equal to the Federal-Funds Rate.

    3.2  INTEREST AND PRINCIPAL PAYMENTS.

         (a) INTEREST. Accrued interest on each Eurodollar Rate Borrowing is due and payable on the last day of its respective Interest Period. If any Interest Period for a Eurodollar Rate Borrowing is greater than three months, then accrued interest is also due and payable on the date three months after the commencement of the Interest Period. Accrued interest on each Base-Rate Borrowing is due and payable on the last day of each March, June, September, and December -- commencing on September 30, 1997.

         (b) PRINCIPAL. The Principal Debt is due and payable on the Termination Date. Before that date, Borrower may at any time prepay the Principal Debt, without penalty and in whole or in part, SO LONG AS (i) each voluntary partial prepayment must be in a principal amount not less than $1,000,000 or a greater integral multiple of $500,000 and (ii) Borrower shall pay any related Funding Loss upon demand. Conversions under
    SECTION 3.10 are not prepayments.

    3.3 INTEREST OPTIONS. Except that the Eurodollar Rate may not be selected when a Default or Potential Default exists and except as otherwise provided in this agreement, Borrowings bear interest at an annual rate equal to the lesser of EITHER (a) the Base Rate plus the Applicable Margin or the Eurodollar Rate plus the Applicable Margin (in each case as designated or deemed designated by Borrower), as the case may be, OR (b) the Maximum Rate. Each change in the Base Rate and Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change.

    3.4 QUOTATION OF RATES. Borrower may call Agent before delivering a Borrowing Request to receive an indication of the interest rates then in effect, but the indicated rates do not bind Agent or Lenders or affect the interest rate that is actually in effect when Borrower makes a Borrowing Request or on the Borrowing Date.

    3.5 DEFAULT RATE. If permitted by Law, all past-due Principal Debt, Borrower's past-due payment and reimbursement obligations in connection with LCs, and past-due interest accruing on any of the foregoing bears interest from the date due (stated or by acceleration) at the Default Rate until paid, regardless whether payment is made before or after entry of a judgment.

    3.6 INTEREST RECAPTURE. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by Law, Borrower shall pay an amount equal to the difference between (a) the LESSER of the amount of interest that would have accrued if the designated rates had always been in effect AND the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Notes.

    3.7 INTEREST CALCULATIONS. Interest will be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days (unless the calculation would result in an interest rate greater than the Maximum Rate or in the case of interest on Base-Rate Borrowings in which event interest will be calculated on the basis of a year of 365 or 366 days, as the case may be). All interest rate determinations and calculations by Agent are conclusive and binding absent manifest error.

    3.8 MAXIMUM RATE. Regardless of any provision contained in any Loan Document, no Lender is entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any part of the Obligation, any amount in excess of the Maximum Rate, and, if Lenders ever do so, then any excess shall be treated as a partial prepayment of principal and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and Lenders and Borrower agree that is the case and that provision in this agreement for multiple Borrowings is for convenience only),
(b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and their effects, and
(d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation. However, if the Obligation is paid in full before the end of their full contemplated term, and if the interest received for its actual period of existence exceeds the Maximum Amount, Lenders shall refund any excess (and Lenders may not, to the extent permitted by Law, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount). If the Laws of the State of Texas are applicable for purposes of determining the "MAXIMUM RATE" or the "MAXIMUM AMOUNT," then those terms mean the "INDICATED RATE CEILING" from time to time in effect under
ARTICLE 5069-1.04, TITLE 79, REVISED CIVIL STATUTES OF TEXAS, as amended. Borrower agrees that CHAPTER 15, SUBTITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, as amended (which regulates certain revolving credit loan accounts and revolving triparty accounts), does not apply to the Obligation.

    3.9 INTEREST PERIODS. When Borrower requests any Eurodollar Rate Borrowing, Borrower may elect the applicable interest period (each an "INTEREST PERIOD"), which may be, at Borrower's option, one, two, three, or six months for Eurodollar Rate Borrowings, subject to SECTION 14.1 and the following conditions: (a) the initial Interest Period for a Eurodollar Rate Borrowing commences on the applicable Borrowing Date or conversion date, and each subsequent Interest Period applicable to any Borrowing commences on the day when the next preceding applicable Interest Period expires; (b) if any Interest Period for a Eurodollar Rate Borrowing begins on a day for which no numerically corresponding Business Day in the calendar month at the end of the Interest Period exists, then the Interest Period ends on the last Business Day of that calendar month; (c) if Borrower is required to pay any portion of a Eurodollar Rate Borrowing before the end of its Interest Period in order to comply with the payment provisions of the Loan Documents, Borrower shall also pay any related Funding Loss; and (d) no more than ten Interest Periods may be in effect at one time.

    3.10 CONVERSIONS. Subject to the dollar limits of SECTION 2.1(b) and provided that Borrower may not convert to or select a new Interest Period for a Eurodollar Rate Borrowing at any time when a Default or Potential Default exists, Borrower may (a) convert a Eurodollar Rate Borrowing on the last day of the applicable Interest Period to a Base-Rate Borrowing, (b) convert a Base-Rate Borrowing at any time to a Eurodollar Rate Borrowing, and (c) elect a new Interest Period for a Eurodollar Rate Borrowing. That election may be made by telephonic request to Agent no later than 10:00 a.m. on the second Business Day before the conversion date or the last day of the Interest Period, as the case may be (for conversion to a Eurodollar Rate Borrowing or election of a new Interest Period), and no later than 11:00 a.m. on the last day of the Interest Period (for conversion to a Base-Rate Borrowing). Borrower shall provide a Conversion Notice to Agent no later than two days after the date of the conversion or election. Absent Borrower's telephonic request for conversion or election of a new Interest Period or if a Default or

Potential Default exists, then, a Eurodollar Rate Borrowing shall be deemed converted to a Base-Rate Borrowing effective when the applicable Interest Period expires.

    3.11 ORDER OF APPLICATION.

         (a) NO DEFAULT. If no Default or Potential Default exists, any payment shall be applied to the Obligation -- EXCEPT as otherwise specifically provided in the Loan Documents -- in the order and manner as Borrower directs.

         (b) DEFAULT. If a Default or Potential Default exists or if Borrower fails to give direction, any payment (including proceeds from the exercise of any Rights) shall be applied in the following order: (i) To all fees and expenses for which Agent or Lenders have not been paid or reimbursed in accordance with the Loan Documents (and if such payment is less than all unpaid or unreimbursed fees and expenses, then the payment shall be paid against unpaid and unreimbursed fees and expenses in the order of incurrence or due date); (ii) to accrued interest on the Principal Debt;
    (iii) to any LC reimbursement obligations that are due and payable and that remain unfunded by any Borrowing; (iv) to the remaining Principal Debt in the order as Determining Lenders may elect (but Determining Lenders agree to apply proceeds in an order that will minimize any Funding Loss); (v) to the remaining Obligation in the order and manner Determining Lenders deem appropriate; and (vi) as a deposit with Agent, for the benefit of Lenders, as security for and payment of any subsequent LC reimbursement obligations.

         (c) PRO RATA. Each payment or prepayment shall be distributed to each Lender in accordance with its Pro Rata Part of that payment or prepayment.

    3.12 SHARING OF PAYMENTS, ETC.. If any Lender obtains any payment or prepayment with respect to the Obligation (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 3.13) that exceeds the part of that payment or prepayment that it is then entitled to receive under the Loan Documents, then that Lender shall purchase from the other Lenders participations that will cause the purchasing Lender to share the excess payment or prepayment ratably with each other Lender. If all or any portion of any excess payment or prepayment is subsequently recovered from the purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender purchasing a participation from another Lender under this section may, to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.

    3.13 OFFSET. If a Default exists, each Lender is entitled to exercise (for the benefit of all Lenders in accordance with SECTION 3.12) the Rights of offset and banker's Lien against each and every account and other property, or any interest therein, that any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed (directly or participated) to it.

    3.14 BOOKING BORROWINGS. To the extent permitted by Law, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates. However, no Affiliate or branch is entitled to receive any greater payment under
SECTION 3.16 than the transferor Lender would have been entitled to receive with respect to those Borrowings, and a transfer may not be made if, as a direct result of it, SECTION 3.15 or 3.17 would apply to any of the Obligation. If any of the conditions of SECTIONS 3.16 or 3.17 ever apply to a Lender, that Lender shall, to the extent possible, carry or transfer its Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates SO LONG AS the transfer is consistent with the other provisions of this section, does not create any burden or adverse circumstance for that Lender that would not otherwise exist, and eliminates or ameliorates the conditions of SECTIONS 3.16 or 3.17 as applicable.

    3.15 BASIS UNAVAILABLE OR INADEQUATE FOR EURODOLLAR RATE. If, on or before any date when a Eurodollar Rate is to be determined for a Borrowing, Agent reasonably determines that the basis for determining the applicable rate is not available or any Lender reasonably determines that the resulting rate does not accurately reflect the cost to that Lender of making or converting Borrowings at that rate for the applicable Interest Period, then Agent shall promptly notify Borrower and Lenders of that determination (which is conclusive and binding on Borrower absent manifest error) and the applicable Borrowing shall bear interest at the SUM of the Base Rate PLUS the Applicable Margin. Until Agent notifies Borrower that those circumstances no longer exist, Lenders' commitments under this agreement to make, or to convert to, Eurodollar Rate Borrowings, as the case may be, are suspended.

    3.16 ADDITIONAL COSTS. Each Lender severally and not jointly agrees to notify Agent, the other Lenders, and Borrower within 180 days after it has actual knowledge that any circumstances exist that would give rise to any payment obligation by Borrower under CLAUSES (a) through (c) below. Although no Lender shall have any liability to Agent, any other Lender, or any Company for its failure to give that notice, Borrower is not obligated to pay any amounts under those clauses that arise, accrue, or are imposed more than 180 days before that notice to the extent it is applicable to those amounts. Any Lender demanding payment of any additional costs under this section must generally be making similar demand for similar additional costs under credit agreements to which it is party that contain similar provisions to this section.

         (a) RESERVES. With respect to any Eurodollar Rate Borrowing (i) if any change in any present Law, any change in the interpretation or application of any present Law, or any future Law imposes, modifies, or deems applicable (or if compliance by any Lender with any requirement of any Tribunal results in) any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, or special reserves) be maintained (OTHER THAN any reserve included in the Reserve Requirement), and if (ii) those reserves reduce any sums receivable by that Lender under this agreement or increase the costs incurred by that Lender in advancing or maintaining any portion of any Eurodollar Rate Borrowing, then (iii) that Lender (through Agent) shall deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and
    (iv) Borrower shall pay that amount to that Lender within five Business Days after demand. The provisions of and undertakings and indemnification in this CLAUSE (a) survive the satisfaction and payment of the Obligation and termination of this agreement.

         (b) CAPITAL ADEQUACY. With respect to any Borrowing or LC if any change in any present Law, any change in the interpretation or application of any present Law, or any future Law regarding capital adequacy, or if compliance by any Issuing Lender or any Lender with any request, directive, or requirement imposed in the future by any Tribunal regarding capital adequacy, or if any change in its written policies or in the risk category of this transaction, in any of the foregoing events or circumstances, reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (unless the effect is already reflected in the rate of interest then applicable under this agreement) Agent or that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and Borrower shall pay that amount to Agent or that Lender within five Business Days after demand. The provisions of and undertakings and indemnification in this CLAUSE (b) shall survive the satisfaction and payment of the Obligation and termination of this agreement.

         (c) TAXES. Subject to SECTION 3.19, any Taxes payable by Agent or any Lender or ruled (by a Tribunal) payable by Agent or any Lender in respect of this agreement or any other Loan Document shall, if not prohibited by Law, be paid by Borrower, together with interest and penalties, if any, EXCEPT for Taxes payable on or measured by the overall net income of Agent or that Lender (or Agent or that Lender, as the case may be, TOGETHER WITH any other Person with whom Agent or that Lender files a consolidated, combined, unitary, or similar Tax return) and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of Agent or any Lender. Agent or that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount of payable Taxes, which certificate is conclusive and binding (absent manifest error), and Borrower shall pay that amount to Agent for its account or the account of that Lender, as the case may be within five Business Days after demand. If Agent or that Lender subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

    3.17 CHANGE IN LAWS. If any Law makes it unlawful for any Lender to make or maintain Eurodollar Rate Borrowings, then that Lender shall promptly notify Borrower and Agent, and (a) as to undisbursed funds, that requested Borrowing shall be made as a Base-Rate Borrowing, and (b) as to any outstanding Borrowing
(i) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Base-Rate Borrowing as of the date of notice, in which event Borrower will not be required to pay any related Funding Loss, or (ii) if not prohibited by Law, the Borrowing shall be converted to a Base-Rate Borrowing as of the last day of the applicable Interest Period, or (iii) if any conversion will not resolve the unlawfulness, Borrower shall promptly prepay the Borrowing, without penalty but with related Funding Loss.

    3.18 FUNDING LOSS. BORROWER SHALL INDEMNIFY EACH LENDER AGAINST, AND PAY TO IT UPON DEMAND, ANY FUNDING LOSS OF THAT LENDER. WHEN ANY LENDER DEMANDS THAT BORROWER PAY ANY FUNDING LOSS, THAT LENDER SHALL DELIVER TO BORROWER AND AGENT A CERTIFICATE SETTING FORTH IN REASONABLE DETAIL THE BASIS FOR IMPOSING FUNDING LOSS AND THE CALCULATION OF THE AMOUNT, WHICH CALCULATION IS CONCLUSIVE AND BINDING ABSENT MANIFEST ERROR. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION IN THIS SECTION SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

    3.19 FOREIGN LENDERS, PARTICIPANTS, AND ASSIGNEES.  Each Lender,
Participant (by accepting a participation interest under this agreement), and Assignee (by executing an Assignment) that is not organized under the Laws of the United States of America or one of its states (a) represents to Agent and Borrower that (i) no Taxes are required to be withheld by Agent or Borrower with respect to any payments to be made to it in respect of the Obligation and (ii) it has furnished to Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service FORM 4224, FORM 1001, FORM W-8, or any other form acceptable to Agent and Borrower that entitles it to a complete exemption from U.S. federal withholding Tax on all interest or fee payments under the Loan Documents, and (b) covenants to (i) provide Agent and Borrower a new FORM 4224, FORM 1001, FORM W-8, or other form acceptable to Agent and Borrower upon the expiration or obsolescence according to Law of any previously delivered form, duly executed and completed by it, entitling it to a complete exemption from U.S. federal withholding Tax on all interest and fee payments under the Loan Documents, and (ii) comply from time to time with all Laws with regard to the withholding Tax exemption. If any of the foregoing is not true at any time or the applicable forms are not provided, then Borrower and Agent (without duplication) may deduct and withhold from interest and fee payments under the Loan Documents any Tax at the maximum rate under the Code or other applicable Law, and amounts so deducted and withheld shall be treated as paid to that Lender, Participant, or assignee, as the case may be, for all purposes under the Loan Documents.

SECTION 4  FEES.

    4.1 TREATMENT OF FEES. The fees described in this SECTION 4 (a) are not compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this agreement, (c) are payable in accordance with SECTION 3.1, (d) are non-refundable, (e) to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate and (f) are calculated on the basis of a year of 365 or 366 days, as the case may be.

    4.2 FEES TO AGENT AND AFFILIATES. Borrower shall pay to Agent and its Affiliates that Agent may designate the arrangement/structuring fee and annual administrative fee described in the letter agreement (as it may be renewed, extended, or modified) dated as of May 14, 1997, between Borrower, Agent, and NationsBanc Capital Markets, Inc. Those fees are solely for the account of Agent and its Affiliates EXCEPT to the extent that Agent may unilaterally agree in writing with any Lender in respect of the arrangement/structuring fee.

    4.3 LC FEES. As an inducement for the issuance (including, without limitation, the extension) of each LC, Borrower agrees to pay to Agent:

         (a) For the account of each Lender, according to each Lender's Commitment Percentage on the day the fee is payable, an issuance fee, payable quarterly in arrears on the last day of each fiscal quarter of Borrower, commencing on September 30, 1997, equal to a percentage of the average-face amount of that LC during that quarterly period (except for the first period, which will be for the period commencing on the Closing Date and ending September 30, 1997), which percentage is equal to 100% for standby LCs and 20% for documentary LCs of the Applicable Margin in effect for Eurodollar Rate Borrowings on the first day of that quarterly period; and

         (b) For the account of the Issuing Lender, payable on the date of issuance a fronting fee of 0.125% of the face amount of each LC.

All LC and other fees paid to Agent or any other parties before the date of this agreement in respect of any Existing LCs are solely for the account of those parties without any accounting for them or sharing of them with Agent or Lenders notwithstanding any contrary provision in this agreement.

    4.4 COMMITMENT FEE. From and after the Closing Date, Borrower shall pay to Agent a commitment fee for Lenders according to each Lender's Commitment Percentage. The fee is payable as it accrues on the last day of each March, June, September, and December -- commencing September 30, 1997 -- and on the Termination Date. Each payment of the fee is equal to the following, determined for the calendar quarter (or portion of a calendar quarter commencing on the date of this agreement or ending on the Termination Date) preceding and including the date it is due: From the Closing Date until the Termination Date, the PRODUCT of (i) the Applicable Percentage as of the first day of that quarterly period,

TIMES (ii) the amount by which the average-daily total Commitments and the Incremental Commitment, if applicable, EXCEEDS the SUM of the average-daily Principal Debt PLUS the average-daily LC Exposure, TIMES (iii) a fraction with the number of days in the applicable quarter or portion of it as the numerator and 365 or 366 days, as the case may be, as the denominator.

SECTION 5  SECURITY.

    5.1 GUARANTY. Borrower has caused or shall cause all of its present and future Subsidiaries -- whether now existing or in the future formed or acquired as permitted by the Loan Documents -- that are Domestic-Restricted Companies to unconditionally guarantee the full payment and performance of the Obligation by execution of a Guaranty.

    5.2 COLLATERAL. Borrower has caused or shall cause full payment and performance of the Obligation to be secured by Lender Liens on all of the items and types of property -- (TOGETHER WITH the additional collateral described in SECTIONS 2.3(g) and 5.3, if any, and the cash and non-cash proceeds of all of the foregoing, the "COLLATERAL") -- described in the present and future Loan Documents creating Lender Liens, including, without limitation:

         (a) Present and future accounts receivable and inventory of each present and future Domestic-Restricted Company; and

         (b) 100% of the present and future issued and outstanding capital stock and other equity securities issued by all of its Domestic Subsidiaries and 65% of the present and future issued and outstanding capital stock and other equity securities issued by MagneTek Europe and 65% of the issued and outstanding capital stock of any future Foreign Restricted Subsidiary.

    5.3 OTHER COLLATERAL. Upon 20 days earlier notice, Borrower shall (a) cause the full payment and performance of the Obligation to be secured by Lender Liens on the maximum amount (but not less than 65%) of the issued and outstanding capital stock and other equity securities of each Foreign Restricted Company (OTHER THAN MagneTek Europe) owned now or in the future by any present or future Domestic-Restricted Company, and (b) cause such other documents, agreements, or instruments reasonably requested by Agent in connection with such security, including without limitation, opinion of local counsel in the country in which such Foreign Restricted Company is domiciled, to be delivered to Agent.

    5.4 FURTHER ASSURANCES. Borrower covenants and agrees that the Lender Liens otherwise described in SECTION 5.2 and, when required, SECTIONS 2.3(g) and
5.3 must be created and perfected as a condition to funding any Borrowings or issuance of any LC. Furthermore, Borrower shall -- and shall cause each other appropriate Company to -- perform the acts, duly authorize, execute, acknowledge, deliver, file, and record any additional writings, and pay all filings fees and costs as Agent or Determining Lenders may reasonably deem appropriate or necessary to perfect and maintain the Lender Liens and preserve and protect the Rights of Agent and Lenders under any Loan Document.

    5.5  RELEASE OF COLLATERAL.

         (a) Whenever no Lender has any commitment to extend credit under any Loan Document, the Obligation has been fully paid and performed, and all uncancelled and undrawn LCs have been either fully cash secured or backed by letters of credit acceptable in the sole discretion of the applicable Issuing Lenders, then Agent shall, upon Borrower's written request and at Borrower's cost and expense, cause the Lender Liens on all Collateral to be released (OTHER THAN cash securing LCs as provided herein).

         (b) In connection with any sale or other disposition of stock or assets permitted by SECTION 9.11 (other than SECTION 9.11(d)), SO LONG AS no Material Adverse Event, Default, or Potential Default exists, Agent shall, upon Borrower's request and at Borrower's cost and expense, release the Lender Liens on the assets sold or disposed of, and, in the case of a sale of all of the stock or substantially all of the assets of any Subsidiary party to a Guaranty, release such Subsidiary from that Guaranty.

         (c) Whenever the Release Event has occurred, PROVIDED THAT no Default or Potential Default exists, Agent shall, upon Borrower's written request and at Borrower's cost and expense, cause the Lender Liens on all Collateral under SECTION 5.2 and 5.3 to be released.

         (d) Whenever the Release Ratings have been obtained, PROVIDED THAT no Default or Potential Default exists, Agent shall, at Borrower's cost and expense, cause the Lender Liens on all Collateral under SECTION 5.2 and 5.3 to be released.

    5.6  EXISTING GUARANTIES AND SECURITY AGREEMENTS.

         (a) MagneTek Financial Services, Inc. ("FINANCIAL SERVICES") has executed a Guaranty dated as of December 29, 1996 (the "EXISTING GUARANTY"). Execution of this agreement and the other Loan Documents in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of Financial Services under the Existing Guaranty, and reference to the "GUARANTEED DEBT" in the Existing Guaranty includes the Obligation as defined in this agreement.

         (b) Financial Services and Borrower have executed a Security Agreement dated as of December 29, 1996, and Borrower has also executed a Security Agreement dated as of March 31, 1995 (collectively, the "EXISTING SECURITY AGREEMENTS"). Execution of this agreement and the other Loan Documents in no way releases, diminishes, impairs, reduces or otherwise adversely affects any Lender Liens, guaranties, assurances, or other obligations or undertakings of Financial Services or Borrower under the Existing Security Agreements, and reference to the "OBLIGATION" in each of the Existing Security Agreements includes the Obligation as defined in this agreement.

SECTION 6  CONDITIONS PRECEDENT.

    6.1 CONDITIONS PRECEDENT TO BORROWINGS. No Lender is obligated to fund the initial Borrowing or issue any LC unless Agent, in its reasonable discretion, determines as of the Closing Date that no material adverse condition exists in the financial or capital markets generally affecting the potential syndication of the Revolving Facility and Agent has received all of the items described in PART A on SCHEDULE 6. In addition, no Lender is obligated to fund (as opposed to continue or convert) any Borrowing or issue any LC unless on the applicable Borrowing Date or issue date (and after giving effect to the requested Borrowing or LC), as the case may be: (a) Agent (and the Issuing Lender, if applicable) timely receives a Borrowing Request or LC Request (together with the applicable LC Agreement), as the case may be; (b) the Issuing Lender receives any applicable LC fee then due and payable; (c) all of the representations and warranties of the Companies in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or expressly permitted by this agreement); (d) no Material Adverse Event, Default, or Potential Default exists; (e) none of the matters disclosed in any amendments to SCHEDULES 7.9 or 7.11 are objected to by Determining Lenders; and (f) no limitation in SECTION 2.1 OR 2.3 is exceeded. Each Borrowing Request and LC Request, however delivered, constitutes Borrower's representation and warranty that the conditions in CLAUSES (c) through (f) above are satisfied. Upon Agent's or any Lender's reasonable request, Borrower shall deliver to Agent or such Lender evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrower to qualify for the Borrowing or LC, as the case may be. Each condition precedent in this agreement (including, without limitation, those on SCHEDULE 6) is material to the transactions contemplated by this agreement, and time is of the essence with respect to each condition precedent.

    6.2  CONDITIONS PRECEDENT TO AVAILABILITY OF THE INCREMENTAL COMMITMENT.
In addition to the conditions stated in SECTION 6.1, Lenders shall not be obligated to fund any portion of the Incremental Commitment until such time as
(a) Borrower has paid, or pays substantially concurrent with such funding, in full, all of the Refinanced Debt, or (b) Agent has received a legal opinion of Borrower's counsel that the incurrence of the Incremental Commitment does not violate any material agreements to which Borrower is a party, including without limitation, the agreements relating to the Refinanced Debt.

SECTION 7 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agent and Lenders as follows:

    7.1  PURPOSE AND REGULATION U.

         (a) Borrower will use LCs for general corporate purposes and the proceeds of the Revolving Facility (OTHER THAN the LC Subfacility) for
    (i) refinancing the Refinanced Debt, (ii) the Restricted Companies' working capital and general corporate purposes, (iii) Capital Expenditures, and
    (iv) investments, purchase prices, payment of Funded Debt, or any combination of them in connection with Permitted Acquisitions.

         (b) No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "MARGIN STOCK" within the meaning of REGULATION U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of any LC draft or drawing or Borrowing will be used, directly or indirectly, for a purpose that violates any Law, including, without limitation, REGULATION U.

    7.2 CORPORATE EXISTENCE, GOOD STANDING, AND AUTHORITY. Each Restricted Company is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of incorporation. Except where not a Material Adverse Event, each Restricted Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (each of which jurisdictions is identified on SCHEDULE 6, as supplemented from time to time by an amendment to that schedule that is dated, executed, and delivered by Borrower to Agent and Lenders to reflect changes in that schedule as a result of transactions permitted by the Loan Documents).
Each Restricted Company possesses all requisite authority and power to conduct its business as is now being conducted and as proposed under the Loan Documents to be conducted and to own and operate its assets as now owned and operated and as proposed to be owned and operated under the Loan Documents.

    7.3 SUBSIDIARIES AND NAMES. SCHEDULE 7.3 -- as supplemented from time to time by an amendment to that schedule that is dated, executed, and delivered by Borrower to Agent and Lenders to reflect changes in that schedule as a result of transactions permitted by the Loan Documents -- describes (a) all of Borrower's direct and indirect Subsidiaries, (b) all Restricted Companies, (c) every name or trade name used by each Restricted Company during the five-year period before the date of this agreement, and (d) every change of each Restricted Subsidiary's name during the four-month period before the date of this agreement. All of the outstanding shares of capital stock (or similar voting interests) of Borrower's Restricted Subsidiaries are (a) duly authorized, validly issued, fully paid, and nonassessable, (b) owned of record and beneficially as described in that schedule or those writings, free and clear of any Liens, EXCEPT Permitted Liens, and (c) not subject to any warrant, option, or other acquisition Right of any Person or subject to any transfer restriction EXCEPT restrictions imposed by securities Laws and general corporate Laws.

    7.4 AUTHORIZATION AND CONTRAVENTION. The execution and delivery by each Restricted Company of each Loan Document to which it is a party and the performance by it of its obligations under those Loan Documents (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action, (c) require no action by or filing with any Tribunal (EXCEPT any action or filing that has been taken or made on or before the Closing Date), (d) do not violate any provision of its charter or bylaws, and (e) do not violate any provision of Law applicable to it or any material agreement to which it is a party EXCEPT violations that individually or collectively are not a Material Adverse Event.

    7.5 BINDING EFFECT. Upon execution and delivery by all parties to it, each Loan Document will constitute a legal and binding obligation of each Restricted Company party to it, enforceable against it in accordance with that Loan Document's terms EXCEPT as that enforceability may be limited by Debtor Laws and general principles of equity.

    7.6 FINANCIALS AND EXISTING DEBT. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition, results of operations, and cash flows as of, and for the portion of the fiscal year ending on their dates (subject only to normal year-end adjustments for interim statements and that quarterly Financials do not contain footnotes). Except for transactions directly related to, specifically contemplated by, or expressly permitted by the Loan Documents or as disclosed in the reports filed by Borrower pursuant to the 1934 Act and delivered to Agent and Lenders after the date of the Current Financials, no material adverse changes have occurred in the Companies' consolidated financial condition from that shown in the Current Financials.

    7.7 PROJECTIONS. Although Borrower cannot assure Agent or Lenders that the Projections will be achieved, the Projections were reasonably based upon the assumptions contained in the Projections, which were reasonable and consistent with each other and with all material facts then known to Borrower and which did not fail to include any other material assumption in order for the Projections to be reasonable.

    7.8 SOLVENCY. On each Borrowing Date and the date any LC is issued, each Restricted Company is -- and after giving effect to the requested Borrowing or LC will be -- Solvent.

    7.9 LITIGATION. Except as disclosed on SCHEDULE 7.9 -- as supplemented from time to time, subject to SECTION 6.1(e), by an amendment to that schedule that is dated, executed, and delivered by Borrower to Agent and Lenders to reflect changes in that schedule -- and matters covered (subject to reasonable and customary deductible and retention) by insurance or indemnification agreements (a) no Restricted Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to any Restricted Company and, if so adversely determined, is a Material Adverse Event, and (b) no outstanding and unpaid judgments against any Restricted Company exist that would be a Material Adverse Event.

    7.10 TAXES. EXCEPT where not a Material Adverse Event (a) all Tax returns of each Restricted Company required to be filed have been filed (or extensions have been granted) before delinquency, and (b) all Taxes imposed upon each Restricted Company that are due and payable have been paid before delinquency except as being contested as permitted by SECTION 8.5.

    7.11 ENVIRONMENTAL MATTERS. EXCEPT as disclosed on SCHEDULE 7.11 -- as supplemented from time to time, subject to SECTION 6.1(e), by an amendment to that schedule that is dated, executed, and delivered by Borrower to Agent and Lenders to reflect changes in that schedule:

         (a) No Company has received notice from any Tribunal that it has actual or potential Environmental Liability and no Company has knowledge that it has any Environmental Liability, which actual or potential Environmental Liability in either case constitutes a Material
    Adverse Event.

         (b) No Company has received notice from any Tribunal that any Real Property is affected by, and no Company has knowledge that any Real Property is affected by, any Release of any Hazardous Substance which constitutes a Material Adverse Event.

    7.12 EMPLOYEE PLANS. EXCEPT as disclosed on SCHEDULE 7.12 or where not a Material Adverse Event (a) no Employee Plan subject to ERISA has incurred an "ACCUMULATED FUNDING DEFICIENCY" (as defined in SECTION 402 of ERISA or
SECTION 512 of the Code), (b) neither Borrower nor any ERISA Affiliate has incurred liability -- EXCEPT for liabilities for premiums that have been paid or that are not past due -- under ERISA to the PBGC in connection with any Employee Plan, (c) neither Borrower nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan in a manner that has given rise to a withdrawal liability under TITLE IV of ERISA, (d) neither Borrower nor any ERISA Affiliate has engaged in any "PROHIBITED TRANSACTION" (as defined in SECTION 406 of ERISA or SECTION 4975 of the Code), (e) no "REPORTABLE EVENT" (AS DEFINED IN SECTION 4043 of ERISA) has occurred excluding events for which the notice requirement is waived under applicable PBGC regulations or notice has been timely given, (f) neither Borrower nor any ERISA Affiliate has any liability (excluding any liabilities, contributions, or benefits that are not past due), or is subject to any Lien, under ERISA or the Code to or on account of any Employee Plan, (g) each Employee Plan subject to ERISA and the Code complies in all material respects, both in form and operation, with ERISA and the Code, and (h) no Multiemployer Plan subject to the Code is in reorganization within the meaning of SECTION 418 of the Code. None of the matters disclosed on
SCHEDULE 7.12 give rise to any other "REPORTABLE EVENTS," as defined above.

    7.13 PROPERTIES; LIENS. Each Restricted Company has good and marketable title to all its property reflected on the Current Financials as being owned by it EXCEPT for property that is obsolete or that has been disposed of in the ordinary course of business between the date of the Current Financials and the date of this agreement or, after the date of this agreement, as permitted by
SECTION 9.11 or SECTION 9.12. No Lien exists on any property of any Restricted Company EXCEPT Permitted Liens. No Restricted Company is party or subject to any agreement, instrument, or order which in any way restricts any Restricted Company's ability to allow Liens to exist upon any of its assets EXCEPT relating to Permitted Liens.

    7.14 GOVERNMENT REGULATIONS. No Restricted Company is subject to regulation under the INVESTMENT COMPANY ACT OF 1940, as amended, or the PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, as amended.

    7.15 TRANSACTIONS WITH AFFILIATES. EXCEPT for transactions with other Restricted Companies and as otherwise disclosed on SCHEDULE 7.15 or permitted by
SECTION 9.7, no Restricted Company is a party to a material transaction with any of its Affiliates.

    7.16 DEBT.  No Company has any Debt EXCEPT Permitted Debt.

    7.17 LEASES. EXCEPT where not a Material Adverse Event (a) each Restricted Company enjoys peaceful and undisturbed possession under all leases necessary for the operation of its properties and assets, and (b) all material leases under which any Restricted Company is a lessee are in full force and effect.

    7.18 LABOR MATTERS. EXCEPT where not a Material Adverse Event (a) no actual or threatened strikes, labor disputes, slow downs, walkouts, work stoppages, or other concerted interruptions of operations that involve any employees employed at any time in connection with the business activities or operations at the Real Property exist, (b) hours worked by and payment made to the employees of any Restricted Company or any Predecessor have not been in violation of the FAIR LABOR STANDARDS ACT (with respect to Domestic Restricted Companies only) or any other applicable Laws pertaining to labor matters, (c) all payments due from any Restricted Company for employee health and welfare insurance, including, without limitation, workers compensation insurance, have been paid or accrued as a liability on its books, (d) the business activities and operations of each Company are in compliance with OSHA and other applicable health and safety Laws.

    7.19 INTELLECTUAL PROPERTY. EXCEPT where not a Material Adverse Event (a) each Restricted Company owns or has the right to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names necessary to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this agreement, (b) each Restricted Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, and (c) no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property of any Restricted Company exists.

    7.20 FULL DISCLOSURE. As of the date hereof, Borrower's reports filed pursuant to the 1934 Act before the date of this agreement do not contain any untrue statements of material fact and do not omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. All information previously furnished to Agent by or at the direction of a Responsible Officer or the General Counsel of Borrower in connection with the Loan Documents was -- and all information furnished to Agent in the future by or at the direction of a Responsible Officer or the General Counsel of Borrower will be -- true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified.

SECTION 8 AFFIRMATIVE COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Agent's written notice of Determining Lenders' consent to the contrary:

    8.1  CERTAIN ITEMS FURNISHED.  Borrower shall furnish the following to each
Lender:

         (a) ANNUAL FINANCIALS, ETC. Promptly after preparation but no later than 90 days (subject to any extensions granted to Borrower by the SEC for filing the related annual report under the 1933 Act and 1934 Act) after the last day of each fiscal year of Borrower, Financials showing the Companies' consolidated financial condition and results of operations as of, and for the year ended on, that last day, accompanied by (i) the opinion, without material qualification, of Ernst & Young or other firm of nationally-recognized independent certified public accountants reasonably acceptable to Determining Lenders, based on an audit using generally accepted auditing standards, that the consolidated portion of those Financials were prepared in accordance with

    GAAP and present fairly, in all material respects, the Companies' consolidated financial condition and results of operations, and (ii) a Compliance Certificate.

         (b) QUARTERLY FINANCIALS, ETC. Promptly after preparation but no later than 45 days (subject to any extensions granted to Borrower by the SEC for filing the related quarterly report under the 1933 Act and 1934
    Act) after the last day of each of the first three fiscal quarters of Borrower each year, Financials showing the Companies' consolidated financial condition and results of operations for that fiscal quarter and for the period from the beginning of the current fiscal year to the last day of that fiscal quarter, accompanied by (i) a Compliance Certificate and
    (ii) a report of revenues, gross margins, and operating profits of the Companies for the prior fiscal quarter on a business-segment basis.

         (c) FINANCIAL PROJECTIONS. No later than 120 days after the last day of each fiscal year of the Companies, financial projections of the Companies for the next-succeeding-two-year period following that last day, in the form reasonably satisfactory to Agent, setting forth management's projections for each fiscal quarter of the next-succeeding-fiscal year and on a yearly basis thereafter.

         (d) OTHER REPORTS. Promptly after preparation and distribution, accurate and complete copies of all reports and other material communications about material financial matters or material corporate plans or projections by or for any Company for distribution to any Tribunal or any creditor (i) including, without limitation, each FORM 10-K, 10-Q, and S-8 filed with the Securities and Exchange Commission but (ii) excluding
    (A) credit, trade, and other reports prepared and distributed in the ordinary course of business, and (B) information otherwise furnished to Agent and Lenders under this agreement.

         (e) EMPLOYEE PLANS. As soon as possible and within 30 days after Borrower knows that any event which would constitute a reportable event under SECTION 4043(b) of TITLE IV of ERISA with respect to any Employee Plan subject to ERISA has occurred, or that the PBGC has instituted or will institute proceedings under ERISA to terminate that plan, deliver a certificate of a Responsible Officer of Borrower setting forth details as to that reportable event and the action which Borrower or an ERISA Affiliate, as the case may be, proposes to take with respect to it, together with a copy of any notice of that reportable event which may be required to be filed with the PBGC, or any notice delivered by the PBGC evidencing its intent to institute those proceedings or any notice to the PBGC that the plan is to be terminated, as the case may be. For all purposes of this section, Borrower is deemed to have all knowledge of all facts attributable to the plan administrator under ERISA.

         (f)  OTHER NOTICES.  Notice -- promptly after Borrower knows -- of
    (i) the existence and status of any Litigation that is reasonably likely to be adversely determined and, if determined adversely to any Company, would be a Material Adverse Event, (ii) any change in any material fact or circumstance represented or warranted by any Company in any Loan Document,
    (iii) a Default or Potential Default, specifying the nature thereof and what action the Companies have taken, are taking, or propose to take.

         (g) PART B ON SCHEDULE 6. Promptly as they become available (subject to the other requirements of this agreement), the items, if any, described in PART B on SCHEDULE 6.

         (h) OTHER INFORMATION. Promptly when reasonably requested by Agent or any Lender, such information (not otherwise required to be furnished under this agreement) about any Company's business affairs, assets, and liabilities.

    8.2 USE OF CREDIT. Borrower shall use LCs and the proceeds of Borrowings only for the purposes represented in this agreement.

    8.3 BOOKS AND RECORDS. Each Company shall maintain books, records, and accounts necessary to prepare Financials in accordance with GAAP.

    8.4 INSPECTIONS. Upon reasonable request, each Company shall allow Agent or any Lender (or their respective Representatives) to inspect any of its properties, to review reports, files, and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its other creditors, directors, officers, employees, or representatives from time to time, during reasonable business hours. Any reviews and investigations shall be limited to matters relevant to the present or future financial condition of the Companies and their compliance with -- or ability to comply with -- the Loan Documents.

    8.5 TAXES. Each Restricted Company shall promptly pay when due any and all Taxes EXCEPT Taxes that are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien sufficient to be enforced has been and continues to be stayed.

    8.6 PAYMENT OF OBLIGATION. Each Restricted Company shall promptly pay (or renew and extend) all of its material obligations as they become due (unless the obligations are being contested in good faith by appropriate proceedings).

    8.7 EXPENSES. Within ten Business Days after demand accompanied by an invoice describing the costs, fees, and expenses in reasonable detail, Borrower shall pay (a) all costs, fees, and expenses paid or incurred by Agent incident to any Loan Document (including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of the Loan Documents and any related amendment, waiver, or consent) and (b) all reasonable costs and expenses incurred by Agent or any Lender in connection with the enforcement of the obligations of any Restricted Company under the Loan Documents or the exercise of any Rights under the Loan Documents (including, without limitation, reasonable allocated costs of in-house counsel, other reasonable attorneys' fees, and court costs), all of which are part of the Obligation, bearing interest, (if not paid within ten Business Days after demand accompanied by an invoice describing the costs, fees, and expenses in reasonable detail) at the Default Rate until paid.

    8.8 MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS. Each Restricted Company shall (a) EXCEPT in connection with dispositions permitted under SECTION
9.11 and mergers, consolidations, and dissolutions permitted under SECTION 9.12, maintain its corporate existence and good standing in its state of incorporation, and (b) EXCEPT where not a Material Adverse Event (i) maintain its authority to transact business and good standing in all other states, (ii) maintain all licenses, permits, and franchises (including, without limitation, Environmental Permits) necessary for its business, and (iii) keep all of its material assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

    8.9  INSURANCE.  In addition to any restrictions set forth in any other
Loan Document, each Restricted Company shall, at its cost and expense, maintain with financially sound, responsible, and reputable insurance companies or associations -- or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates -- insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

    8.10 ENVIRONMENTAL MATTERS. Each Restricted Company shall (a) operate and manage its businesses and otherwise conduct its affairs in compliance with all Environmental Laws and Environmental Permits except to the extent noncompliance does not constitute a Material Adverse Event, (b) promptly deliver to Agent a copy of any notice received from any Tribunal alleging that any Restricted Company is not in compliance with any Environmental Law or Environmental Permit if the allegation constitutes a Material Adverse Event, and (c) promptly deliver to Agent a copy of any notice received from any Tribunal alleging that any Restricted Company has any potential Environmental Liability if the allegation constitutes a Material Adverse Event.

    8.11 SUBSIDIARIES. In respect of each present and future Subsidiary, Borrower shall cause each of its present and future Subsidiaries (whether as a result of acquisition, creation, or otherwise) to promptly and fully comply with SECTIONS 5.1 and 5.2 and its capital stock or other equity securities to become subject to Lender Liens as required by SECTION 5.2 EXCEPT to the extent that it is subject to any exceptions in those provisions.

    8.12 INDEMNIFICATION.

         (a) AS USED IN THIS SECTION: (i) "INDEMNITOR" MEANS BORROWER AND (PURSUANT TO ITS GUARANTY) EACH OTHER RESTRICTED COMPANY; (ii) "INDEMNITEE" MEANS AGENT, EACH LENDER, EACH PRESENT AND FUTURE AFFILIATE OF AGENT, ANY CO-AGENT, OR ANY LENDER, EACH PRESENT AND FUTURE REPRESENTATIVE OF AGENT, EACH CO-AGENT, ANY LENDER, OR ANY OF THOSE AFFILIATES, AND EACH PRESENT AND FUTURE SUCCESSOR AND ASSIGN OF AGENT, ANY CO-AGENT, ANY LENDER, OR ANY OF THOSE AFFILIATES OR REPRESENTATIVES; AND (iii) "INDEMNIFIED LIABILITIES" MEANS ALL PRESENT AND FUTURE, KNOWN AND UNKNOWN, FIXED AND CONTINGENT, ADMINISTRATIVE, INVESTIGATIVE, JUDICIAL, AND OTHER CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, INVESTIGATIONS, SUITS, PROCEEDINGS, AMOUNTS PAID IN SETTLEMENT, DAMAGES, JUDGMENTS, PENALTIES, COURT COSTS, LIABILITIES, AND OBLIGATIONS -- AND ALL PRESENT AND FUTURE COSTS, EXPENSES, AND DISBURSEMENTS (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE ATTORNEYS' FEES AND EXPENSES WHETHER OR NOT SUIT OR OTHER PROCEEDING EXISTS OR ANY INDEMNITEE IS PARTY TO ANY SUIT OR OTHER PROCEEDING) IN ANY WAY RELATED TO ANY OF THE FOREGOING -- THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY INDEMNITEE AND IN ANY WAY RELATING TO OR ARISING OUT OF ANY (A) LOAN DOCUMENT, TRANSACTION CONTEMPLATED BY ANY LOAN DOCUMENT, COLLATERAL, OR REAL PROPERTY, (B) ENVIRONMENTAL LIABILITY IN ANY WAY RELATED TO ANY COMPANY, PREDECESSOR, COLLATERAL, REAL PROPERTY, OR ACT, OMISSION, STATUS, OWNERSHIP, OR OTHER RELATIONSHIP, CONDITION, OR CIRCUMSTANCE CONTEMPLATED BY, CREATED UNDER, OR ARISING PURSUANT TO OR IN CONNECTION WITH ANY LOAN DOCUMENT, OR (C) INDEMNITEE'S SOLE OR CONCURRENT ORDINARY NEGLIGENCE.

         (b) EACH INDEMNITOR SHALL JOINTLY AND SEVERALLY INDEMNIFY EACH INDEMNITEE FROM AND AGAINST, PROTECT AND DEFEND EACH INDEMNITEE FROM AND AGAINST, HOLD EACH INDEMNITEE HARMLESS FROM AND AGAINST, AND ON DEMAND PAY OR REIMBURSE EACH INDEMNITEE FOR, ALL INDEMNIFIED LIABILITIES.

         (c) THE FOREGOING PROVISIONS (i) ARE NOT LIMITED IN AMOUNT EVEN IF THAT AMOUNT EXCEEDS THE OBLIGATION, (ii) INCLUDE, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF ATTORNEYS AND OTHER COSTS AND EXPENSES OF LITIGATION OR PREPARING FOR LITIGATION AND DAMAGES OR INJURY TO PERSONS, PROPERTY, OR NATURAL RESOURCES ARISING UNDER ANY STATUTORY OR COMMON LAW, PUNITIVE DAMAGES, FINES, AND OTHER PENALTIES, AND (iii) ARE NOT AFFECTED BY THE SOURCE OR ORIGIN OF ANY HAZARDOUS SUBSTANCE, AND (iv) ARE NOT AFFECTED BY ANY INDEMNITEE'S INVESTIGATION, ACTUAL OR CONSTRUCTIVE KNOWLEDGE, COURSE OF DEALING, OR WAIVER.

         (d) However, no Indemnitee is entitled to be indemnified under the Loan Documents for its own fraud, gross negligence, or wilful misconduct.

         (e) Although failure to do so does not reduce or impair any Indemnitor's obligations under this section (except to the extent that failure prejudices Indemnitors' ability to perform their obligations under this Section) each Indemnitee shall promptly notify Borrower of any event about which the Indemnitee has received written notice and that is reasonably likely to result in any Indemnified Liability. Each Indemnitor may, at its own cost and expense, participate in the defense in any proceeding involving any Indemnified Liability. If no Default or Potential Default exists, Indemnitors may assume the defense in that proceeding on behalf of the applicable Indemnitees, including the employment of counsel if first approved (which approval may not be unreasonably withheld) by the applicable Indemnitees. If Indemnitors assume any defense, they shall keep the applicable Indemnitees fully advised of the status of, and shall consult with those Indemnitees before taking any material position in respect of, that proceeding. If Indemnitors consent or if any Indemnitee reasonably determines that an actual conflict of interests exists between Indemnitors and that Indemnitee with respect to the subject matter of the proceeding or that Indemnitors are not diligently pursuing the defense, then (i) that Indemnitee may -- at Indemnitors' joint and several expense -- employ counsel to represent that Indemnitee that is separate from counsel for Indemnitors or any other Person in that proceeding and (ii) Indemnitors are no longer entitled to assume the defense on behalf of that Indemnitee. However, Indemnitors shall not then be required to pay for more than one counsel for all Indemnitees at any time. No Indemnitor may agree to the settlement of any Indemnified Liability without the prior written consent of the applicable Indemnitees unless that settlement fully relieves those Indemnitees of any liability whatsoever for that Indemnified Liability. If an Indemnitee agrees to the settlement of any Indemnified Liability without the prior written consent -- which may not be unreasonably withheld -- of Indemnitors, then Indemnitors are no longer obligated for that Indemnified Liability in respect of that Indemnitee.

         (f) THE PROVISIONS OF AND INDEMNIFICATION AND OTHER UNDERTAKINGS UNDER THIS SECTION SURVIVE THE FORECLOSURE OF ANY LENDER LIEN OR ANY TRANSFER IN LIEU OF THAT FORECLOSURE, THE SALE OR OTHER TRANSFER OF ANY COLLATERAL OR REAL PROPERTY TO ANY PERSON, THE SATISFACTION OF THE OBLIGATION, THE TERMINATION OF THE LOAN DOCUMENTS, AND THE RELEASE OF ANY OR ALL LENDER LIENS.

SECTION 9 NEGATIVE COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Agent's written notice of Determining Lenders' consent to the contrary:

    9.1 PAYROLL TAXES. No Company may use any proceeds of any Borrowing to pay the wages of employees unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

    9.2  DEBT.  No Company may:

         (a)  Have any Debt EXCEPT Permitted Debt.

         (b) Prepay or cause to be prepaid any principal of, or any interest on, any of its Funded Debt EXCEPT (i) the Obligation, (ii) the Refinanced Debt, (iii) any of its other Senior Debt if no Default or Potential Default exists, (iv) conversions of Subordinated Debt to equity of Borrower that is not mandatorily redeemable, (v) exchanges of Subordinated Debt for Subordinated Debt, (vi) prepayment of Subordinated Debt with the proceeds of the issuance of additional Subordinated Debt or common stock issued by Borrower, and (vii) any of the Subordinated Debt if no Default or Potential Default exists.

         (c) Amend or modify the terms of any Subordinated Debt to any extent that (i) any of the applicable subordination, payment blockage, or standstill provisions are less favorable to Lenders than exist for the Subordinated Debt on the date of this agreement, (ii) the applicable representations, covenants, events of default, and other provisions are significantly more onerous to Borrower than exist for the Subordinated Debt on the date of this agreement, or (iii) scheduled or mandatory principal or sinking fund payment obligations before August 31, 2002, are made applicable to any Subordinated Debt.

    Notwithstanding the foregoing or any other provision in this agreement, Borrower shall be permitted to consummate each of the following transactions:

              (A) Borrower may tender for and purchase all or a lesser amount, but in no event less than a majority in outstanding principal amount, of its outstanding Refinanced Debt in accordance with the terms of the Tender Offer commenced on May 29, 1997, as it may be amended with the consent of the Agent, and may enter into the "SUPPLEMENTAL INDENTURE" described therein.

              (B) Borrower may call for redemption $35,000,000 in principal amount of its 8% Subordinated Convertible Notes due 2001 pursuant to the Standby Purchase Agreement with Lehman Brothers Inc. dated June 3, 1997, and may perform all of its obligations pursuant thereto, including, without limitation, the execution and performance of the "SWAP AGREEMENT" described therein on the "REDEMPTION DATE" described therein and, in the event the Swap Agreement is executed, may settle its obligations thereunder, PROVIDED THAT any portion of such settlement paid in cash MAY NOT EXCEED $25,000,000.

    9.3  [INTENTIONALLY BLANK]

    9.4  [INTENTIONALLY BLANK]

    9.5 LIENS. No Company may (a) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its assets except Permitted Liens or (b) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets EXCEPT (i) the Loan Documents, (ii) any lease that places a Lien prohibition on only the property subject to that lease, and (iii) arrangements and agreements that apply only to property subject to Permitted Liens.

    9.6 EMPLOYEE PLANS. EXCEPT as disclosed on SCHEDULE 7.12 or where not a Material Adverse Event, no Restricted Company may permit any of the events or circumstances described in SECTION 7.12 to exist or occur.

    9.7 TRANSACTIONS WITH AFFILIATES. No Restricted Company may enter into any material transaction with any of its Affiliates EXCEPT (a) those described on SCHEDULE 7.15, (b) transactions between one or more Restricted Companies, (c) transactions (other than Investments) between Restricted Companies and Unrestricted Companies in the ordinary course of business and on terms consistent with past practices, (d) transactions permitted under SECTIONS 9.2 or 9.9, (e) transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate, (f) transactions specifically approved by Borrower's shareholders, and (g) compensation arrangements in the ordinary course of business with directors and officers of the Companies.

    9.8  COMPLIANCE WITH LAWS AND DOCUMENTS.  No Restricted Company may
(a) violate the provisions of any Laws (including, without limitation, OSHA and Environmental Laws) applicable to it or of any material agreement to which it is a party if that violation alone, or when aggregated with all other violations, would be a Material Adverse Event, (b) violate in any material respect any provision of its charter or bylaws, or (c) repeal, replace, or amend any provision of its charter or bylaws if that action would be a Material Adverse Event.

    9.9 INVESTMENTS. EXCEPT those described on SCHEDULE 9.9, no Restricted Company may make any Investments.

    9.10 DISTRIBUTIONS. No Restricted Company may declare, make, or pay any Distribution EXCEPT (i) Distributions paid in the form of additional equity that is not mandatorily redeemable, (ii) Distributions to any other Restricted Company, and (iii) other Distributions by Borrower SO LONG AS immediately after giving effect to any such other Distribution, no Default or Potential Default exists and the ratio of the Companies' Funded Debt to Capitalization is not MORE THAN 0.55 to 1.00.

    9.11 DISPOSITION OF ASSETS. No Restricted Company may sell, assign, lease, transfer, or otherwise dispose of any of its assets (including, without limitation, equity interests in any other Company) EXCEPT (a) sales and dispositions in the ordinary course of business for a fair and adequate consideration, (b) sales of assets which are obsolete or are no longer in use and which are not significant to the continuation of that Restricted Company's business, (c) sales of assets (i) obtained as the result of mergers and consolidations permitted under this agreement and Permitted Acquisitions and
(ii) which are unnecessary to that Restricted Companies' business operations,
(d) sales and dispositions from any Restricted Company to any other Restricted Company, (e) sales and dispositions of Divestiture Assets, (f) dispositions of assets where substantially similar assets have been or are being acquired, (g) dispositions of equity interest of any Company that is not a Restricted Company, and (h) dispositions of assets, the net proceeds of which do not exceed (i) for any single disposition of assets during any fiscal year, $20,000,000, and
(ii) for all dispositions of assets during any fiscal year, an aggregate amount of $40,000,000.

    9.12 MERGERS, CONSOLIDATIONS, AND DISSOLUTIONS. No Restricted Company may merge or consolidate with any other Person or dissolve EXCEPT:

         (a) if no Default or Potential Default exists or will exist as a result of it, any merger or consolidation (i) between Restricted Companies (SO LONG AS, if Borrower is involved, it is the survivor), or (ii) in connection with any Permitted Acquisition if the survivor is, or concurrently with that Permitted Acquisition becomes, a Restricted Company; and

         (b) dissolution of any Restricted Company (OTHER THAN Borrower) if substantially all of its assets have been conveyed to any other Restricted Company or disposed of as permitted in SECTION 9.11.

    9.13 ASSIGNMENT. No Restricted Company may assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents, EXCEPT in connection with a merger permitted under SECTION 9.12.

    9.14 FISCAL YEAR; ACCOUNTING METHODS. No Restricted Company may change its fiscal year for accounting purposes, EXCEPT that Borrower may, one time during the period commencing with the Closing Date and continuing through the Stated-Termination Date, cause the fiscal years of all of the Companies to be changed simultaneously, PROVIDED THAT during the first fiscal year after such change, Borrower shall deliver to Agent concurrently with the delivery of the Financials required in SECTION 8.1, the Financials of the Companies for the same period during the immediately preceding calendar year, compiled as if the new fiscal year of the Companies was in effect during such previous year. No Restricted Company may change any material aspect of its method of accounting EXCEPT to conform any new Subsidiary's accounting methods to Borrower's accounting methods.

    9.15 NEW BUSINESSES. No Restricted Company may engage in any business EXCEPT the businesses in which it or any other Restricted Company is presently engaged and any other reasonably related business.

    9.16 GOVERNMENT REGULATIONS. No Restricted Company may conduct its business in a way that it becomes regulated under the INVESTMENT COMPANY ACT OF 1940, as amended, or the PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, as amended.

    9.17 STRICT COMPLIANCE. No Restricted Company may indirectly do anything that it may not directly do under any covenant in any Loan Document.

SECTION 10 FINANCIAL COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Agent's written notice of Determining Lenders' consent to the contrary, it may not directly or indirectly permit:

    10.1 NET WORTH. The Companies' Net Worth -- determined as of the last day of each fiscal quarter of Borrower -- to be LESS than the SUM of (a) $50,000,000, PLUS (b) 50% of the Companies' cumulative Net Income (without deduction for losses) after June 30, 1997, PLUS (c) 75% of the net (i.e., gross less usual and customary underwriting, placement, and other related costs and expenses) proceeds of the issuance of any equity securities by Borrower after the date of this agreement, PLUS (d) 100% of all amounts converted to equity pursuant to the terms of the existing-Subordinated Debt after the date of this agreement.

    10.2 DEBT/EBITDA.

         (a) The ratio of the Companies' Funded Debt as of the last day of each fiscal quarter (commencing with the quarter of Borrower ending June 30, 1997) to EBITDA (calculated only in respect of assets owned by the Companies at the end of the applicable period) for the 12-month period ending on that last day to EXCEED (i) after the Release Event has occurred and Agent has released the Collateral, 3.25 to 1.00 and (ii) otherwise,
    3.75 to 1.00.

         (b) After the Release Event has occurred and Agent has released the Collateral, the ratio of the Companies' Senior Debt as of the last day of each fiscal quarter of Borrower to EBITDA (calculated only in respect of assets owned by the Companies at the end of the applicable period) for the 12-month period ending on that last day to EXCEED 2.50 to 1.00.

    10.3 INTEREST COVERAGE.

         (a) The ratio -- determined as of the last day of each fiscal quarter (commencing June 30, 1997) of Borrower for the four quarters then ended -- of (i) the DIFFERENCE of the Companies' EBITDA MINUS Capital Expenditures to (ii) Interest Expense to be LESS than:

             ------------------------------------------------------------------
             ------------------------------------------------------------------
                           Quarter(s) Ending                       Ratio
             ------------------------------------------------------------------
             ------------------------------------------------------------------
                6/30/97 through 6/30/98                        2.00 to 1.00
             ------------------------------------------------------------------
                9/30/98 through 6/30/99                        2.25 to 1.00
             ------------------------------------------------------------------
                9/30/99 and each fiscal quarter after that     2.50 to 1.00
             ------------------------------------------------------------------
             ------------------------------------------------------------------

SECTION 11 DEFAULT. The term "DEFAULT" means the occurrence of any one or more of the following:

    11.1 PAYMENT OF OBLIGATION.  Borrower's failure or refusal to pay
(a) principal of any Revolving Note or any LC Exposure or any part thereof on or before the date due or (b) any other part of the Obligation on or before three Business Days after the date due.

    11.2 COVENANTS. Any Company's failure or refusal to punctually and properly perform, observe, and comply with any covenant (OTHER THAN covenants to pay the Obligation) applicable to it:

         (a)  In SECTIONS 8.2, 8.8(a), 9.1, 9.2, 9.5 through 9.7, 9.9 through
    9.13, 9.16, 9.17 (to the extent related to any of the foregoing), or 10; or

         (b) In SECTIONS 8.1 or 8.11, and that failure or refusal continues for ten days after the earlier of EITHER any Company knows of it OR any Company is notified of it by Agent or any Lender; or

         (c) In any other provision of any Loan Document, and that failure or refusal continues for 30 days after the earlier of EITHER any Company knows of it OR any Company is notified of it by Agent or any Lender; or

    11.3 DEBTOR RELIEF. Any Restricted Company (a) is not Solvent, (b) fails to pay its Debts generally as they become due, (c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law -- EXCEPT as a creditor or claimant -- that could suspend or otherwise adversely affect the Rights of Agent or any Lender granted in the Loan Documents (UNLESS, if the proceeding is involuntary, the applicable petition is dismissed within 60 days after its filing).

    11.4 JUDGMENTS AND ATTACHMENTS. Where the amounts in controversy or of any judgments, as the case may be, exceed -- from and after the Closing Date and individually or collectively for all of the Restricted Companies -- $5,000,000, the Restricted Companies fail (a) to have discharged, within 60 days after its commencement, any attachment, sequestration, or similar proceeding against any assets of any Restricted Company or (b) to pay any money judgment against any Restricted Company within ten days before the date on which any Restricted Company's assets may be lawfully sold to satisfy that judgment.

    11.5 GOVERNMENT ACTION. Where EITHER it is a Material Adverse Event OR the fair value of the assets involved exceed -- from and after the Closing Date and individually or collectively for all of the Restricted Companies -- (a) $50,000,000 in respect of a final non-appealable order is issued by any Tribunal (including, but not limited to, the United States Justice Department) seeking to cause any Company to divest a significant portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation, or similar Laws, or (b) $5,000,000 in respect of any Tribunal condemning, seizing, or otherwise appropriating, or taking custody or control of all or any substantial portion of any Restricted Company's assets.

    11.6 MISREPRESENTATION. Any material representation or warranty made by any Company in any Loan Document at any time proves to have been materially incorrect when made.

    11.7 OWNERSHIP OF COMPANIES. EXCEPT as a result of transactions permitted by this agreement and to the extent ownership by third parties is required by applicable Law in respect of any Foreign-Restricted Company, one or more Restricted Companies fail to own, beneficially and of record, with power to vote, (a) 100% of the issued and outstanding shares of capital stock of each Domestic-Restricted Company OTHER THAN Borrower, and (b) 65% of the issued and outstanding shares of capital stock of each Foreign-Restricted Company.

    11.8 CHANGE OF CONTROL OF BORROWER. The individuals who, as of the date of this agreement, constitute the members of Borrower's board of directors (for purposes of this SECTION 11.8, the "INCUMBENT BOARD") do not constitute or cease for any reason to constitute at least 50% of:

         (a)  Borrower's board of directors; or

         (b) The surviving corporation's board of directors in the event of any merger or consolidation (if permitted by SECTION 9.12) involving Borrower; or

         (c) The controlling entity's board of directors, the comparable body if there is no board of directors, or voting control if there is no comparable body, in the event that the surviving corporation under CLAUSE
    (b) above is directly or indirectly controlled by that entity.

For purposes of this SECTION 11.8, any individual who becomes a member of the board of directors or comparable body or who obtains a voting interest, as applicable under CLAUSES (a), (b), or (c) above, after the date of this agreement and whose appointment to the board, or nomination for election, was approved or ratified by a vote of the individuals comprising at least 50% of the incumbent board shall be deemed to be a member of the incumbent board.

    11.9 OTHER FUNDED DEBT. In respect of any Funded Debt (OTHER THAN the Obligation) individually or collectively of at least $10,000,000 (a) any Restricted Company fails to make any payment when due, or (b) any default or other event or condition occurs or exists (OTHER THAN a mandatory prepayment as a result of disposition of assets if permitted by the Loan Documents) beyond the applicable grace or cure period, the effect of which is to cause or to permit any holder of that Funded Debt to cause -- whether or not it elects to cause -- any of that Funded Debt to become due before its stated maturity or regularly scheduled payment dates, or (c) any of that Funded Debt is declared to be due and payable or required to be prepaid by any Restricted Company before its stated maturity (OTHER THAN a mandatory prepayment as a result of disposition of assets or "CASH SWEEP" provisions to the extent, in each case, permitted by the Loan Documents).

    11.10 SEC REPORTING REQUIREMENTS. Borrower fails to comply with any applicable reporting requirements of the 1934 ACT, as amended, for which the failure to report would constitute a Material Adverse Event.

    11.11 VALIDITY AND ENFORCEABILITY. Once executed, this agreement, any Revolving Note, any LC Agreement, any Guaranty, or any Security Agreement ceases to be in full force and effect in any material respect or is declared to be null and void or its validity or enforceability is contested in writing by any Restricted Company party to it or any Restricted Company party to it denies in writing that it has any further liability or obligations under it EXCEPT in accordance with that document's express provisions or as the appropriate parties under SECTION 14.8 below may otherwise agree in writing.

    11.12 LCS. Agent is served with, or becomes subject to, a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and EITHER (a) a drawing has occurred under the LC, and Borrower has refused to reimburse the Issuing Lender for payment, OR
(b) the expiration date of the LC has occurred, but the Right of the beneficiary to draw under the LC has been extended past the Stated-Termination Date in connection with the pendency of the related court action or proceeding, and Borrower has failed to deposit with Agent cash collateral in an amount equal to the Issuing Lender's maximum exposure under the LC.

SECTION 12  RIGHTS AND REMEDIES.

    12.1 REMEDIES UPON DEFAULT.

         (a) DEBTOR RELIEF. If a Default exists under SECTION 11.3, the commitment to extend credit under this agreement automatically terminates, the entire unpaid balance of the Obligation automatically becomes due and payable without any action of any kind whatsoever.

         (b) OTHER DEFAULTS. If any Default exists, subject to the terms of SECTION 13.5(b), Agent may (with the consent of, and must, upon the request of, Determining Lenders), do any one or more of the following:
    (i) If the maturity of the Obligation has not already been accelerated under SECTION 12.1(a), declare the entire unpaid balance of all or any part of the Obligation immediately due and payable, whereupon it is due and payable; (ii) terminate the commitments of Lenders to extend credit under this agreement; (iii) reduce any claim to judgment; (iv) demand payment of an amount equal to the LC Exposure then existing and retain as collateral for the LC Exposure any amounts received from any Company, from any property of any Company, through offset, or otherwise; and (v) exercise any and all other legal or equitable Rights afforded by the Loan Documents, by applicable Laws, or in equity.

         (c) OFFSET. If a Default exists, to the extent permitted by applicable Law, each Lender may exercise the Rights of offset and banker's lien against each and every account and other property, or any interest therein, which any Restricted Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed to that Lender.

    12.2 COMPANY WAIVERS. To the extent permitted by Law, Borrower and (pursuant to its Guaranty) each other Restricted Company waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to all or any part of the Obligation is not affected by any renewal or extension in the time of payment of all or any part of the Obligation, by any indulgence, or by any release or change in any security for the payment of all or any part of the Obligation.

    12.3 PERFORMANCE BY AGENT. If any Company's covenant, duty, or agreement is not performed in accordance with the terms of the Loan Documents, Agent may, while a Default exists, at its option (but subject to the approval of Determining Lenders), perform or attempt to perform that covenant, duty, or agreement on behalf of that Company (and any amount expended by Agent in its performance or attempted performance is payable by the Companies, jointly and severally, to Agent on demand, becomes part of the Obligation, and bears interest at the Default Rate from the date of Agent's expenditure until paid). However, Agent does not assume and shall never have, except by its express written consent, any liability or responsibility for the performance of any Company's covenants, duties, or agreements.

    12.4 NOT IN CONTROL. Nothing in any Loan Documents gives or may be deemed to give to Agent or any Lender the Right to exercise control over any Company's Real Property, other assets, affairs, or management or to preclude or interfere with any Company's compliance with any Law or require any act or omission by any Company that may be harmful to Persons or property. Any "MATERIAL ADVERSE EVENT" or other materiality or substantiality qualifier of any representation, warranty, covenant, agreement, or other provision of any Loan Document is included for credit documentation purposes only and does not imply or be deemed to mean that Agent or any Lender acquiesces in any non-compliance by any Company with any Law, document, or otherwise or does not expect the Companies to promptly, diligently, and continuously carry out all appropriate removal, remediation, compliance, closure, or other activities required or appropriate in accordance with all Environmental Laws. Agent's and Lenders' power is limited to the Rights provided in the Loan Documents. All of those Rights exist solely -- and may be exercised in manner calculated by Agent or Lenders in their respective good faith business judgment -- to preserve and protect the Collateral and to assure payment and performance of the Obligation.

    12.5 COURSE OF DEALING. The acceptance by Agent or Lenders of any partial payment on the Obligation is not a waiver of any Default then existing. No waiver by Agent, Determining Lenders, or Lenders of any Default is a waiver of any other then-existing or subsequent Default. No delay or omission by Agent, Determining Lenders, or Lenders in exercising any Right under the Loan Documents impairs that Right or is a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any Right preclude other or further exercise thereof or the exercise of any other Right under the Loan Documents or otherwise.

    12.6 CUMULATIVE RIGHTS.  All Rights available to Agent, Determining
Lenders, and Lenders under the Loan Documents are cumulative of and in addition to all other Rights granted to Agent, Determining Lenders, and Lenders at law or in equity, whether or not the Obligation are due and payable and whether or not Agent, Determining Lenders, or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

    12.7 APPLICATION OF PROCEEDS. Any and all proceeds ever received by Agent or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation according to SECTION 3.

    12.8 CERTAIN PROCEEDINGS. Borrower shall promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Agent or Determining Lenders reasonably request in connection with the obtaining of any consent, approval, registration (OTHER THAN securities Law registrations), qualification, permit, license, or authorization of any Tribunal or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents. Because Borrower agrees that Agent's and Determining Lenders' remedies at Law for failure of Borrower to comply with the provisions of this section would be inadequate and that failure would not be adequately compensable in damages, Borrower agrees that the covenants of this section may be specifically enforced.

    12.9 EXPENDITURES BY LENDERS. Any sums spent by Agent or any Lender in the exercise of any Right under any Loan Document is payable by the Companies to Agent within five Business Days after demand, becomes part of the Obligation, and bears interest at the Default Rate from the date spent until the date repaid.

    12.10 DIMINUTION IN VALUE OF COLLATERAL. Neither Agent nor any Lender has any liability or responsibility whatsoever for any diminution in or loss of value of any collateral now or in the future securing payment or performance of any of the Obligation (OTHER THAN diminution in or loss of value caused by its own gross negligence or willful misconduct).

SECTION 13  AGENT AND LENDERS.

    13.1 AGENT.

         (a) APPOINTMENT. Each Lender appoints Agent (including, without limitation, each successor Agent in accordance with this SECTION 13) as its nominee and agent to act in its name and on its behalf (and Agent and each such successor accepts that appointment): (i) To act as its nominee and on its behalf in and under all Loan Documents; (ii) to arrange the means whereby its funds are to be made available to Borrower under the Loan Documents; (iii) to take any action that it properly requests under the Loan Documents (subject to the concurrence of other Lenders as may be required under the Loan Documents); (iv) to receive all documents and items to be furnished to it under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, recipient, and similar party in respect of any collateral for the benefit of Lenders; (vi) to promptly distribute to it all material information, requests, documents, and items received from Borrower under the Loan Documents; (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; and
    (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Loan Document or applicable Law.

         (b) SUCCESSOR. Agent may assign all of its Rights and obligations as Agent under the Loan Documents to any of its Affiliates, which Affiliate shall then be the successor Agent under the Loan Documents. Agent may also voluntarily resign and shall resign upon the request of Determining Lenders for cause (I.E., Agent is continuing to fail to perform its responsibilities as Agent under the Loan Documents). If the initial or any successor Agent ever ceases to be a party to this agreement or if the initial or any successor Agent ever resigns (whether voluntarily or at the request of Determining Lenders), then Determining Lenders shall (which, if no Default or Potential Default exists, is subject to Borrower's approval that may not be unreasonably withheld) appoint the successor Agent from among Lenders (OTHER THAN the resigning Agent). If Determining Lenders fail to appoint a successor Agent within 30 days after the resigning Agent has given notice of resignation or Determining Lenders have removed the resigning Agent, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which must be a commercial bank having a combined capital and surplus of at least $1,000,000,000 (as shown on its most recently published statement of condition). Upon its acceptance of appointment as successor Agent, the successor Agent succeeds to and becomes vested with all of the Rights of the prior Agent, and the prior Agent is discharged from its duties and obligations of Agent under the Loan Documents, and each Lender shall execute the documents that any Lender, the resigning or removed Agent, or the successor Agent reasonably request to reflect the change. After any Agent's resignation or removal as Agent under the Loan Documents, the provisions of this section inure to its benefit as to any actions taken or not taken by it while it was Agent under the Loan Documents.

         (c) RIGHTS AS LENDER. Agent, in its capacity as a Lender, has the same Rights under the Loan Documents as any other Lender and may exercise those Rights as if it were not acting as Agent. The term "LENDER", unless the context otherwise indicates, includes Agent. Agent's resignation or removal does not impair or otherwise affect any Rights that it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that Agent is not a fiduciary for Lenders or for Borrower but is simply acting in the capacity described in this agreement to alleviate administrative burdens for Borrower and Lenders, that Agent has no duties or responsibilities to Lenders or Borrower except those expressly set forth in the Loan Documents, and that Agent in its capacity as a Lender has the same Rights as any other Lender.

         (d) OTHER ACTIVITIES. Agent or any Lender may now or in the future be engaged in one or more loan, letter of credit, leasing, or other financing transactions with Borrower, act as trustee or depositary for Borrower, or otherwise be engaged in other transactions with Borrower (collectively, the "OTHER ACTIVITIES") not the subject of the Loan Documents. Without limiting the Rights of Lenders specifically set forth in the Loan Documents, neither Agent nor any Lender is responsible to account to the other Lenders for those other activities, and no Lender shall have any interest in any other Lender's activities, any present or future guaranties by or for the account of Borrower that are not contemplated by or included in the Loan Documents, any present or future offset exercised by Agent or any Lender in respect of those other activities, any present or future property taken as security for any of those other activities, or any property now or hereafter in Agent's or any other Lender's possession or control that may be or become security for the obligations of Borrower arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by Agent or any Lender to reduce the Obligation, then each Lender is entitled to share ratably in the application as provided in the Loan Documents).

    13.2 EXPENSES. Each Lender shall pay its Pro Rata Part of any reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by Agent or any Issuing Lender (while acting in such capacity) in connection with any of the Loan Documents if Agent or the Issuing Lender is not reimbursed from other sources within 30 days after incurrence. Each Lender is entitled to receive its Pro Rata Part of any reimbursement that it makes to Agent or an Issuing Lender if Agent or the Issuing Lender is subsequently reimbursed from other sources.

    13.3 PROPORTIONATE ABSORPTION OF LOSSES. Except as otherwise provided in the Loan Documents, nothing in the Loan Documents gives any Lender any advantage over any other Lender insofar as the Obligation is concerned or relieves any Lender from ratably absorbing any losses sustained with respect to the Obligation (except to the extent unilateral actions or inactions by any Lender result in Borrower or any other obligor on the Obligation having any credit, allowance, setoff, defense, or counterclaim solely with respect to all or any part of that Lender's Pro Rata Part of the Obligation).

    13.4 DELEGATION OF DUTIES; RELIANCE. Lenders may perform any of their duties or exercise any of their Rights under the Loan Documents by or through Agent, and Lenders and Agent may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives. Agent, Lenders, and their respective Representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Agent or that Lender (but nothing in this CLAUSE (A) permits Agent to rely on (i) oral statements if a writing is required by this agreement or (ii) any other writing if a specific writing is required by this agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its portion of the Obligation for all purposes until, written notice of the assignment or transfer is given to and received by Agent (and any request, authorization, consent, or approval of any Lender is conclusive and binding on each subsequent holder, assignee, or transferee of or Participant in that Lender's portion of the Obligation until that notice is given and received), (c) are not deemed to have notice of the occurrence of a Default unless a responsible officer of Agent, who handles matters associated with the Loan Documents and transactions thereunder, has actual knowledge or Agent has been notified by a Lender or Borrower, and (d) are entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by Agent and are not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

    13.5 LIMITATION OF AGENT'S LIABILITY.

         (a) EXCULPATION. Neither Agent nor any of its Affiliates or Representatives will be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct), and neither Agent nor any of its Affiliates or Representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (but nothing in this agreement negates the obligation of Agent to account for funds received by it for the account of any Lender).

         (b) INDEMNITY. Unless indemnified to its satisfaction against loss, cost, liability, and expense, Agent may not be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If Agent requests instructions from Lenders, or Determining Lenders, as the case may be, with respect to any act or action in connection with any Loan Document, Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against Agent as a result of Agent's acting or refraining from acting under this agreement in accordance with instructions of Determining Lenders.

         (c) RELIANCE. Agent is not responsible to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Agent in respect of, (i) the creditworthiness of any Company and the risks involved to that Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document (EXCEPT by Agent), (iii) any representation, warranty, document, certificate, report, or statement made therein (EXCEPT by Agent) or furnished thereunder or in connection therewith, (iv) the adequacy of any collateral now or hereafter securing the Obligation or the existence, priority, or perfection of any Lien now or hereafter granted or purported to be granted on the collateral under any Loan Document, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of any Company. EACH LENDER AGREES TO INDEMNIFY AGENT, CO-AGENT AND THEIR REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S COMMITMENT PERCENTAGE OF) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES, AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE LOAN DOCUMENTS IF AGENT, CO-AGENT AND THEIR REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY ANY COMPANY. ALTHOUGH AGENT, CO-AGENT AND THEIR REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, AGENT, CO-AGENT AND THEIR REPRESENTATIVES DO NOT HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT.

    13.6 DEFAULT. While a Default exists, Lenders agree to promptly confer in order that Determining Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders. Agent is entitled to act or refrain from taking any action (without incurring any liability to any Person for so acting or refraining) unless and until it has received instructions from Determining Lenders. In actions with respect to any Company's property, Agent is acting for the ratable benefit of each Lender.

    13.7 COLLATERAL MATTERS.

         (a) Each Lender authorizes and directs Agent to enter into the Loan Documents for the Lender Liens and agrees that any action taken by Agent concerning any Collateral (with the consent or at the request of Determining Lenders) in accordance with any Loan Document, that Agent's exercise (with the consent or at the request of Determining Lenders) of powers concerning the Collateral in any Loan Document, and that all other reasonably incidental powers are authorized and binding upon all Lenders.

         (b) Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time before a Default or Potential Default, to take any action with respect to any Collateral or Loan Documents related to Collateral that may be necessary to perfect and maintain perfected the Lender Liens upon the Collateral.

         (c) Except to use the same standard of care that it ordinarily uses for collateral for its sole benefit, Agent has no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Company or is cared for, protected, or insured or has been encumbered or that the Lender Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority.

         (d) Agent shall exercise the same care and prudent judgment with respect to the Collateral and the Loan Documents as it normally and customarily exercises in respect of similar collateral and security documents.

         (e) Lenders irrevocably authorize Agent, at its option and in its discretion, to release any Lender Lien upon any Collateral (i) in accordance with SECTION 5.5, (ii) constituting property being disposed of as permitted under any Loan Document, (iii) constituting property in which no Company owned any interest at the time the Lender Lien was granted or at any time after that, (iv) constituting property leased to any Company under a lease that has expired or been terminated in a transaction permitted under the Loan Documents or is about to expire and that has not been, and is not intended by that Company to be, renewed, (v) consisting of an instrument evidencing Debt pledged to Agent (for the benefit of Lenders), if the underlying Debt has been paid in full, or (vi) if approved, authorized, or ratified in writing by Lenders in accordance with
    SECTION 14.8(b)(v). Upon request by Agent at any time, Lenders shall confirm in writing Agent's authority to release particular types or items of Collateral under this CLAUSE (E).

    13.8 LIMITATION OF LIABILITY. No Lender or any Participant will incur any liability to any other Lender or Participant except for acts or omissions in bad faith, and neither Agent nor any Lender or Participant will incur any liability to any other Person for any act or omission of any other Lender or any Participant.

    13.9 RELATIONSHIP OF LENDERS. The Loan Documents do not create a partnership or joint venture among Agent and Lenders or among Lenders.

    13.10   BENEFITS OF AGREEMENT.  None of the provisions of this
section inure to the benefit of any Company or any other Person EXCEPT Agent and Lenders. Therefore, no Company or any other Person is responsible or liable for, entitled to rely upon, or entitled to raise as a defense -- in any manner whatsoever -- the failure of Agent or any Lender to comply with these provisions.

SECTION 14  MISCELLANEOUS.

    14.1 NONBUSINESS DAYS. Any payment or action that is due under any Loan Document on a non-Business Day may be delayed until the next-succeeding Business Day (but interest shall continue to accrue on any applicable payment until payment is in fact made) unless the payment concerns a Eurodollar Rate Borrowing, in which case if the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

    14.2 COMMUNICATIONS. Unless otherwise specifically provided, whenever any Loan Document requires or permits any consent, approval, notice, request, or demand from one party to another, communication must be in writing (which may be by telex or fax) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the appropriate telex number and the appropriate answer back is received, (b) if by fax, when transmitted to the appropriate fax number (and all communications sent by fax must be confirmed promptly thereafter by telephone; but any requirement in this parenthetical shall not affect the date when the fax shall be deemed to have been delivered), (c) if by mail, on the third

Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed, and deposited in the appropriate official postal service, or
(d) if by any other means, when actually delivered. Until changed by notice pursuant to this agreement, the address (and fax number) for Borrower and Agent is stated beside their respective signatures to this agreement and for each Lender is stated beside its name on SCHEDULE 2.1.

    14.3 FORM AND NUMBER OF DOCUMENTS. The form, substance, and number of counterparts of each writing to be furnished under this agreement must be satisfactory to Agent and its counsel.

    14.4 EXCEPTIONS TO COVENANTS. No Company may take or fail to take any action that is permitted as an exception to any of the covenants contained in any Loan Document if that action or omission would result in the breach of any other covenant contained in any Loan Document.

    14.5 SURVIVAL. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents survive all closings under the Loan Documents and, except as otherwise indicated, are not affected by any investigation made by any party.

    14.6 GOVERNING LAW. Unless otherwise stated in any Loan Document, the Laws of the State of Texas and of the United States of America govern the Rights and duties of the parties to the Loan Documents and the validity, construction, enforcement, and interpretation of the Loan Documents.

    14.7 INVALID PROVISIONS. Any provision in any Loan Document held to be illegal, invalid, or unenforceable is fully severable; the appropriate Loan Document shall be construed and enforced as if that provision had never been included; and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision. Agent, Lenders, and each Company party to the affected Loan Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

    14.8 AMENDMENTS, CONSENTS, CONFLICTS, AND WAIVERS.

         (a)  DETERMINING LENDERS.  Unless otherwise specifically provided
    (i) the provisions of this agreement may be amended, modified, or waived, only by an instrument in writing executed by Borrower and Determining Lenders, and, in the case of any matter affecting Agent (EXCEPT removal of Agent as provided in SECTION 13), by Agent, and supplemented only by documents delivered or to be delivered in accordance with the express terms of this agreement, and (ii) the other Loan Documents may only be the subject of an amendment, modification, or waiver that has been approved by Determining Lenders and Borrower.

         (b)  ALL LENDERS.  Except as specifically otherwise provided in this
    SECTION 14.8, any amendment to or consent or waiver under this agreement or any Loan Document that purports to accomplish any of the following must be by an instrument in writing executed by Borrower and Agent and executed (or approved, as the case may be) by each Lender: (i) Extends the due date or decreases the amount of any scheduled payment or amortization of the Obligation beyond the date specified in the Loan Documents; (ii) decreases any rate or amount of interest, fees, or other sums payable to Agent or Lenders under this agreement (except such reductions as are contemplated by this agreement); (iii) changes the definition of "COMMITMENT," "COMMITMENT PERCENTAGE," "DETERMINING LENDERS," "PRO RATA PART," "RELEASE RATINGS," or "RELEASE EVENT"; (iv) increases any one or more Lenders' Commitment (except increases effected as a result of the availability of the Incremental Commitment upon satisfaction of the conditions of SECTION 6.2); (v) waives compliance with, amends, or fully or partially releases -- except as expressly provided by SECTION 5.5 or any other Loan Documents or for when a Company merges into another Person or dissolves when specifically permitted in the Loan Documents -- any Guaranty or Collateral; or (vi) changes this clause (b) or any other matter specifically requiring the consent of all Lenders under this agreement.

         (c) AGENCY FEES. Any amendment or consent or waiver with respect to fees payable solely to Agent under a separate letter agreement must be executed in writing only by Agent and Borrower.

         (d) LCS. Any LC may be renewed, extended, amended, replaced, or cancelled consistent with the terms of this agreement by writing executed by the Issuing Lender and Borrower that is first approved by Agent.

         (e) ISSUING LENDER'S LC EXPOSURE. Any Lender may from time to time amend the amount, if any, stated beside its name on SCHEDULE 2.1 as its "MAXIMUM LC EXPOSURE" in respect of LCs yet to be issued by giving written notice to Agent and Borrower. Agent shall then correct and circulate a new copy of SCHEDULE 2.1 to Borrower and Lenders.

         (f) CONFLICTS. Any conflict or ambiguity between the terms and provisions of this agreement and terms and provisions in any other Loan Document is controlled by the terms and provisions of this agreement.

         (g) WAIVERS. No course of dealing or any failure or delay by Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Agent or any Lender under this agreement operates as a waiver thereof. A waiver must be in writing and signed by Agent and Lenders (or Determining Lenders, if permitted under this agreement) to be effective, and a waiver will be effective only in the specific instance and for the specific purpose for which it is given.

    14.9 MULTIPLE COUNTERPARTS. Any Loan Document may be executed in a number of identical counterparts (including, at Agent's discretion, counterparts or signature pages executed and transmitted by fax) with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

    14.10   PARTIES.

         (a) PARTIES BOUND. Each Loan Document binds and inures to the parties to it, any intended beneficiary of it, and each of their respective successors and permitted assigns. No Company may assign or transfer any Rights or obligations under any Loan Document without first obtaining all Lenders' consent, and any purported assignment or transfer without Lenders' consent is void. No Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation EXCEPT as permitted by CLAUSES (b) or (c) below.

         (b) PARTICIPATIONS. Any Lender may (subject to the provisions of this section, in accordance with applicable Law, in the ordinary course of its business, and at any time) sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the Obligation. The selling Lender remains a "LENDER" under the Loan Documents, the Participant does not become a "LENDER" under the Loan Documents, and the selling Lender's obligations under the Loan Documents remain unchanged.
    The selling Lender remains solely responsible for the performance of its obligations and remains the holder of its share of the Principal Debt for all purposes under the Loan Documents. Borrower and Agent shall continue to deal solely and directly with the selling Lender in connection with that Lender's Rights and obligations under the Loan Documents, and each Lender must retain the sole right and responsibility to enforce due obligations of the Companies. Participants have no Rights under the Loan Documents EXCEPT as provided below. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of SECTION 3 with respect to all participations in its part of the Obligation outstanding from time to time SO LONG AS Borrower is not obligated to pay any amount in excess of the amount that would be due to that Lender under SECTION 3 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any Rights to approve any amendment, modification, or waiver of any Loan Document EXCEPT as to matters in SECTION 14.8(b)(i) and (ii).

         (c) ASSIGNMENTS. Each Lender may make assignments to the Federal Reserve Bank. Each Lender may also assign to one or more assignees (each an "ASSIGNEE") all or any part of its Rights and obligations under the Loan Documents SO LONG AS (i) the assignor Lender and Assignee execute and deliver to Agent and, unless a Default has occurred and is continuing at the time of such execution and delivery, Borrower for their consent and acceptance (that may not be unreasonably withheld in any instance and is not required if the Assignee is an Affiliate of the assigning Lender) an assignment and assumption agreement in substantially the form of EXHIBIT D (an "ASSIGNMENT") and pay to Agent a processing fee of $3,500, (ii) the assignment must be for a minimum total Commitment of $10,000,000 and, if the assigning Lender retains any Commitment, it must be a minimum total Commitment of $10,000,000, and (iii) the conditions for that assignment set forth in the applicable Assignment are satisfied. The EFFECTIVE DATE in each Assignment must (unless a shorter period is agreeable to Borrower and Agent) be at least five Business Days after it is executed and delivered by the assignor Lender and the Assignee to Agent and Borrower for acceptance. Upon execution, delivery and acceptance of such Assignment, the Assignee shall be a party to this agreement and, to the extent of such Assignment, have the obligations, Rights, and benefits of a Lender under the Loan Documents, and the assigning Lender shall, to the extent of such Assignment, relinquish its Rights and be released from its obligations under the Loan Documents. Upon the consummation of any Assignment pursuant to this Section, the assignor, Agent, and Borrower shall make appropriate arrangements so that new Notes are issued to the assignor and the Assignee.
    SCHEDULE 2.1 will be automatically deemed to be amended to reflect the name, address, telecopy number, and the Commitment of the Assignee and the remaining Commitment (if any) of the assignor Lender, and Agent shall prepare and circulate to Borrower and Lenders an amended SCHEDULE 2.1 reflecting those changes. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to Borrower and Agent certification as to exemption from deduction or withholding of Taxes in accordance with SECTION 3.19. In addition, Agent shall maintain a copy of each Assignment delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and Principal Debt owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Agent, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of an Assignment executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, Agent shall, if such Assignment has been completed and is in substantially the form of EXHIBIT D hereto, (i) accept such Assignment, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto. The Obligation is registered on the books of Borrower as to both principal and any stated interest, and transfers of

    (as opposed to participations in) principal and interest of the Obligation may only be made in accordance with this SECTION 14.10.

    14.11 VENUE, SERVICE OF PROCESS, AND JURY TRIAL. BORROWER AND (PURSUANT TO ITS GUARANTY) EACH RESTRICTED COMPANY, IN EACH CASE FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN TEXAS, (B) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH ANY LOAN DOCUMENT AND THE OBLIGATION BROUGHT IN THE DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (C) WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE FOREGOING COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) CONSENTS TO THE SERVICE OF PROCESS OUR OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND DELIVERY, OR BY DELIVERY BY A NATIONALLY-RECOGNIZED COURIER SERVICE, AND SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS FOR PURPOSES OF THIS AGREEMENT, (E) AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THE FOREGOING COURTS, AND (F) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUR OF ANY LOAN DOCUMENT. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. BORROWER AND (PURSUANT TO ITS GUARANTY) EACH OTHER RESTRICTED COMPANY ACKNOWLEDGES THAT THESE WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT'S AND EACH LENDER'S AGREEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT AGENT AND EACH LENDER HAS ALREADY RELIED ON THESE WAIVERS IN ENTERING INTO THIS AGREEMENT, AND THAT AGENT AND EACH LENDER WILL CONTINUE TO RELY ON EACH OF THESE WAIVERS IN RELATED FUTURE DEALINGS. BORROWER AND (PURSUANT TO ITS GUARANTY) EACH OTHER RESTRICTED COMPANY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THESE WAIVERS WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY AGREES TO EACH WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any Litigation, this agreement may be filed as a written consent to a trial by the court.

    14.12 ENTIRETY. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER, LENDERS, AND AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                        REMAINDER OF PAGE INTENTIONALLY BLANK.
                               SIGNATURE PAGES FOLLOW.

    EXECUTED as of the date first stated above.


26 Century Blvd.                       MAGNETEK, INC., as BORROWER
Nashville, TN 37229-0159
Attn:  Mr. John P. Colling, Jr.,
       Vice President and Treasurer
Fax:   (615) 316-5192                  By
                                            -----------------------------------
                                            John P. Colling, Jr.,
                                            Vice President and Treasurer

Agency Services                        NATIONSBANK OF TEXAS, N.A.,
901 Main Street, 13th Floor            as AGENT and a LENDER
Dallas, Texas 75202
Attn:  Ms. Marie Lancaster,
       Agency Services Representative
Fax:   (214) 508-2515 or                    By
       (214) 508-0944                       -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------



    The undersigned executes this agreement in acknowledgment, ratification, and confirmation of SECTION 5.6 (but only to the extent SECTION 5.6 relates to Magnetek Financial Services, Inc.).

                                       MAGNETEK FINANCIAL SERVICES, INC.



                                       By
                                            -----------------------------------
                                            John P. Colling, Jr.
                                            Title:
                                                  -----------------------------





                        REMAINDER OF PAGE INTENTIONALLY BLANK.
                      SIGNATURE PAGES FOR OTHER LENDERS FOLLOW.



                       RESTATED CREDIT AGREEMENT SIGNATURE PAGE
                                     PAGE 1 OF 3

    EXECUTED as of the date first stated above.


CIBC INC.,                             BANKERS TRUST COMPANY,
 as a CO-AGENT and a LENDER             as a CO-AGENT and a LENDER



By                                     By
    -----------------------------           -----------------------------
    Name:                                   Name:
         ------------------------                ------------------------
    Title:                                  Title:
          -----------------------                 -----------------------




THE FIRST NATIONAL BANK OF CHICAGO,    CREDIT LYONNAIS - NEW YORK BRANCH,
 as a CO-AGENT and a LENDER             as a CO-AGENT and a LENDER



By                                     By
    -----------------------------           -----------------------------
    Name:                                   Name:
         ------------------------                ------------------------
    Title:                                  Title:
          -----------------------                 -----------------------




THE LONG-TERM CREDIT BANK OF           UNION BANK OF CALIFORNIA, N.A.,
  JAPAN, LTD, as a CO-AGENT and         as a CO-AGENT and a LENDER
  a LENDER



By                                     By
    -----------------------------           -----------------------------
    Name:                                   Name:
         ------------------------                ------------------------
    Title:                                  Title:
          -----------------------                 -----------------------






                       RESTATED CREDIT AGREEMENT SIGNATURE PAGE
                                     PAGE 2 OF 3

ARAB BANKING CORPORATION (B.S.C.),     FIRST UNION NATIONAL BANK OF TENNESSEE,
 as a LENDER                            as a LENDER


By                                     By
    -----------------------------           -----------------------------
    Name:                                   Name:
         ------------------------                ------------------------
    Title:                                  Title:
          -----------------------                 -----------------------




BANQUE FRANCAISE DU COMMERCE           FUJI BANK, LIMITED, ATLANTA AGENCY,
 EXTERIEUR, as a LENDER                 as a LENDER

By                                     By
    -----------------------------           -------------------------------
    Timothy Polvado                         Name:
    Assistant Vice President                     --------------------------
                                            Title:
                                                  -------------------------

                                       SOCIETE GENERALE, SOUTHWEST AGENCY,
                                        as a LENDER
By
    -----------------------------
    Paul H. Diouri                     By:
    Assistant Treasurer                     -------------------------------
                                            Name:
                                                 --------------------------
                                            Title:
CAISSE NATIONALE de CREDIT AGRICOLE,              -------------------------
 as a LENDER

By
    -----------------------------      THE SUMITOMO BANK, LIMITED,
    Name:                               as a LENDER
         ------------------------
    Title:
          -----------------------      By:
                                            -------------------------------
                                            Name:
                                                 --------------------------
CREDITANSTALT CORPORATE FINANCE,            Title:
INC., as a LENDER                                 -------------------------

                                       THE TOKAI BANK, LTD.,
By                                      as a LENDER
    -----------------------------
    Name:
         ------------------------      By:
    Title:                                  -------------------------------
          -----------------------           Name:
                                                 --------------------------
                                            Title:
                                                  -------------------------

By
    -----------------------------
    Name:
         ------------------------
    Title:
          -----------------------



                       RESTATED CREDIT AGREEMENT SIGNATURE PAGE
                                     PAGE 3 OF 3

                                     SCHEDULE 2.1

                               LENDERS AND COMMITMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                         COMMITMENT FOR              COMMITMENT
              LENDER                   REVOLVING FACILITY            PERCENTAGE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 NationsBank of Texas, N.A.                $35,000,000                   10.00%
 444 South Flower Street
 Suite 4100
 Los Angeles, CA  90071-2901
 Attn:  Charlie Lilygren
        Vice President
 Fax:   (213) 624-5815
--------------------------------------------------------------------------------
 CIBC Inc.                                 $30,000,000             8.571428571%
 2727 Paces Ferry Road, Suite 1200
 2 Paces West, Building 2
 Atlanta, GA  30339-6160
 Attn:  Sheila Hogans
 Fax:   (770) 319-4950
--------------------------------------------------------------------------------
 The First National Bank of Chicago        $30,000,000             8.571428571%
 One First National Plaza
 Mail Suite 0634, 1-10
 Chicago, IL  60670-0374
 Attn:  Nan Wilson
        Client Service Associate
 Fax:   (312) 732-4840
--------------------------------------------------------------------------------
 ORIGINAL EXECUTED DOCUMENTS TO:           $30,000,000             8.571428571%
 -------------------------------
 The Long-Term Credit Bank of Japan, Ltd.
 165 Broadway, 49th Floor
 New York, NY  10006
 Attn:  Kathleen Dorsch-Santiago
 Fax:   (212) 335-4524

 WITH A COPY TO:
 ---------------
 The Long-Term Credit Bank of Japan, Ltd.
 Suite 2801, Marquis One Tower
 245 Peachtree Center Avenue, N.E.
 Atlanta, GA  30303
 Attn:  Rebecca Sedlar Silbert
        Vice President
 Fax:   (404) 658-9751
--------------------------------------------------------------------------------
 Bankers Trust Company                     $30,000,000             8.571428571%
 130 Liberty Street, 14th Floor
 New York, NY 10006
 Attn:     Greg Perry
 Fax: (212) 250-7351
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Credit Lyonnais - New York Branch         $30,000,000             8.571428571%
 303 Peachtree Street, N.E., Suite 4400
 Atlanta, GA 30308
 Attn:  Lisa Cline
        Operations Assistant
 Fax:   (404) 584-5249
--------------------------------------------------------------------------------
 Union Bank of California N.A.             $30,000,000             8.571428571%
 400 California Street, 16th Floor
 San Francisco, CA  94104
 Attn:  Nancy Delos Reyes
 Fax:   (415) 765-3146
--------------------------------------------------------------------------------
 Societe Generale, Southwest Agency        $25,000,000           7.14285714286%
 2001 Ross Avenue, Suite 4800
 Dallas, TX  75201
 Attn:  Tequila English
        Loan Specialist
 Fax:   (214) 754-0171
--------------------------------------------------------------------------------
 Arab Banking Corporation                  $15,000,000             4.285714286%
 277 Park Avenue, 32nd Floor
 New York, NY  10172-3299
 Attn:  Louise Bilbro
        Vice President
 Fax:  (212) 583-0935/0921
--------------------------------------------------------------------------------
 Banque Francaise du Commerce Exterieur    $15,000,000             4.285714286%
 Southwest Representative Office
 333 Clay Street, Suite 4340
 Houston, TX  77002
 Attn:  Tanya McAllister
        Administrative Assistant
 Fax:   (713) 759-9908

 WITH A COPY TO:
 ---------------
 Banque Francaise du Commerce Exterieur
 New York Branch
 645 5th Avenue, 20th Floor
 New York, NY 10022-5910
 Attn:  Joan Rankine
 Fax:   (212) 872-5045
--------------------------------------------------------------------------------
 Creditanstalt Corporate Finance, Inc.     $15,000,000             4.285714286%
 Two Ravinia Drive, Suite 1680
 Atlanta, GA  30346
 Attn:  Carla O Keefe
 Fax:   (770) 390-1851
--------------------------------------------------------------------------------
 First Union National Bank of Tennessee    $15,000,000             4.285714286%
 150 Fourth Avenue North, 2nd Floor
 Nashville, TN  37219
 Attn:  Timothy B. Fouts
        Vice President
 Fax:  (615) 251-9461
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fuji Bank, Limited, Atlanta Agency        $15,000,000             4.285714286%
 245 Peachtree Center Avenue, N.E.
 Marquis One Tower, Suite 2100
 Atlanta, GA 30303-1208
 Attn:  Connie Fowle
 Fax:   (404) 653-2119
--------------------------------------------------------------------------------
 The Sumitomo Bank, Limited                $15,000,000             4.285714286%
 277 Park Avenue
 New York, NY 10172
 Attn:  Jessica Cueto
 Fax:   (212) 224-4537
--------------------------------------------------------------------------------
 Caisse Nationale de Credit Agricole       $10,000,000             2.857142857%
 55 East Monroe, Suite 4700
 Chicago, IL 60622
 Attn:  James Barrett
        Senior Loan Administrator
 Fax:   (312) 372-4421
--------------------------------------------------------------------------------
 The Tokai Bank, Ltd., Atlanta Agency      $10,000,000             2.857142857%
 285 Peachtree Center Avenue
 Marquis II Tower, Suite 2802
 Atlanta, GA  30303
 Attn:  Constance Houghton
        Assistant Manager
 Fax:   (404) 653-0737
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TOTAL COMMITMENTS                        $350,000,000                  100.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                          3